UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☐	Soliciting Material Pursuant to §240.14a-12
Monro, Inc.
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Notice of 2025 Annual Meeting of

Shareholders and Proxy Statement

August 12, 2025

Fairport, NY 14450

Dear Shareholders,

As I reflect upon my first few months as Monro’s new President & CEO, I’ve been fully immersed in our business having spent a lot of time with senior leadership and engaging with our talented Teammates in the field as well as visiting many stores. This has only confirmed the positive view I had about Monro before I decided to join the Company. I’d also like to use this as an opportunity to thank our dedicated Teammates for their commitment to our customers. As many of you know, my primary objective is to work with the Company’s management team and Board to develop and execute a performance improvement plan that will enhance Monro’s operations, drive profitability, and increase operating income and total shareholder returns. The four key areas of focus that we’ve identified as opportunities for improvement include closing unprofitable stores, improving our customer experience and selling effectiveness, driving profitable customer acquisition and activation, and increasing merchandising productivity, which includes mitigating tariff risk.

Closing Unprofitable Stores

We conducted a comprehensive store portfolio review that identified 145 underperforming stores to prioritize for closure. Our review included an evaluation of store performance as well as market segmentation and demographic data specific to the geographic areas of each location. We set into motion a process to close these locations during the first quarter of fiscal 2026. The closure of these stores will have a limited impact on our total sales but is expected to deliver meaningful improvement in profitability.

Improving Our Customer Experience & Selling Effectiveness

We reviewed stores across our portfolio from low to high performers to understand the store experience from both the customer and Teammate perspective. Our analysis indicates that customers have had an uneven experience in our stores, largely due to inconsistent Teammate execution of core processes, including scheduling and appointments, communication and quality of service. By breaking down the customer journey, we are developing an approach to address customer pain points that, we believe, will improve the customer experience and unlock value in our selling effectiveness. The Company’s ConfiDrive digital courtesy inspection will continue to be a key component of our in-store experience. We have many stores that serve our customers very well. Unfortunately, we have others that don’t always live up to customer expectations. Addressing this is a high priority item that we will be working hard to improve and with a sense of urgency.

Driving Profitable Customer Acquisition & Activation

As many of you are aware, Monro’s sales have declined sequentially for the past three fiscal years, driven largely by declines in store traffic. Our work indicates that recently there’s also been a decline in the quality and retention of new customers. We believe this has been driven by suboptimal marketing, insufficient clarity on who Monro’s target customers are, what these customers value, and how we fulfill their needs. Our analysis also uncovered that Monro’s highest-value customers deliver 25-times more profit than our lowest tier of customers. As a result, we are in the process of converting our market testing into a reallocation of marketing dollars aimed at higher value and more profitable customers. The early results from our tests are encouraging. We expect that our approach to improvement in this area will include additional testing of marketing, which will touch such things as messaging, type of media and promotional offers. We will then scale the tests that deliver the most value across all of our stores.

Increasing Merchandising Productivity & Mitigating Tariff Risk

Our work on the Company’s current merchandising shows that our broad tire assortment may not be aligned with what our customer really wants. We expect to narrow the breadth of our core tire assortment, which will simplify the in-store selling process for both our customers and our Teammates. Of course, we will continue to get any tire that our customer wants through our many distribution channels, but our core in-store offering will likely be simplified. This will allow us to lean into stronger strategic partnerships with important tire manufacturers. In addition, we are also reviewing our pricing and promotions across tires and services to ensure we deliver value to our customers, while also achieving appropriate levels of profitability. While it is an obviously uncertain environment, tariffs are expected to drive cost increases across all of our major product categories. We have mobilized an internal team for fact-based negotiations with top suppliers to mitigate as much of that anticipated tariff as possible.

Progress in Advancing our Environmental, Social and Governance (ESG) Priorities

Over the past year, we made additional progress in advancing our ESG initiatives and recently published our fifth annual ESG report on the ESG section of our corporate website. Among our accomplishments, we continue to put our people first through continued investments in Teammate training and development, improved our people’s well-being through enhancements to work-life balance and our Teammate Assistance Fund, and made further strides in reducing our environmental impact. As our business grows, so does our commitment to further incorporating ESG practices in our strategy and operations, which is fundamental to our ability to create sustainable value for our stakeholders. We continue to make progress on our two ESG goals relating to employee safety and energy efficiency. These goals are tangible examples of how ESG factors are embedded in our everyday business decisions.

Looking Ahead

Monro has shown impressive durability through business cycles and certain fundamentals in our industry remain strong. Our business is a consistent cash generator with ample liquidity, a solid balance sheet and low leverage. This, coupled with our compelling consumer offerings, gives us confidence that we can successfully execute on and accelerate the pace of the Company’s improvement plan as well as better capitalize on positive industry trends to unlock Monro’s full potential. I am optimistic about the opportunities in front of us and I believe we have a solid foundation to create long-term value for all of our shareholders.

On behalf of the Board of Directors and the Senior Leadership Team, I would like to thank you for your continued support of Monro. I look forward to speaking with you at our annual meeting on August 12, 2025.

Sincerely,

/s/ Peter D. Fitzsimmons

Peter D. Fitzsimmons

President and Chief Executive Officer

July 3, 2025

Cautionary Note Regarding Forward-Looking Statements

This proxy statement contains “forward-looking statements” as that term is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they address future events, developments, and results and do not relate strictly to historical facts. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements include, without limitation, statements preceded by, followed by, or including words such as “aim,” “anticipate,” “believe,” “can,” “could,” “design,” “estimate,” “expect,” “focus,” “intend,” “may,” “objective,” “plan,” “potential,” “strategy,” “will,” “would,” and variations thereof and similar expressions. Forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed. For example, our forward-looking statements include, without limitation, statements regarding our ability to generate cash flow; and the success of our compensation program in achieving its objectives.

Any of these factors, as well as such other factors as discussed in our Annual Report on Form 10-K (“Form 10-K”), as well as in our periodic filings with the Securities and Exchange Commission (the “SEC”), could cause our actual results to differ materially from our anticipated results. We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Except as required by law, we undertake no obligation to update these forward-looking statements after the date of this Proxy Statement to reflect events or circumstances after such date, or to reflect the occurrence of unanticipated events.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Tuesday, August 12, 2025

Time:	10:00 a.m. (Eastern Daylight Time)

Location:	Virtual meeting to be held via the Internet at www.virtualshareholdermeeting.com/MNRO2025

Record Date:	June 23, 2025

Items of Business

1.	Elect eight directors to the Board of Directors to serve until their successors are duly elected and qualified at the 2026 annual meeting of shareholders;

2.	Approve an amendment to the Company’s Amended and Restated 2007 Stock Incentive Plan to increase the number of shares available for issuance;

3.	Approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers;
4.	Ratify the re-appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 28, 2026;

5.	Consider such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote “FOR” each of the director nominees included in Proposal No. 1 and “FOR” Proposals No. 2-4.

How to Vote

Using the control number that appears on the Notice of Internet Availability (the “Notice”), you may vote your shares:

By Telephone: You may vote by calling 1-800-690-6903	By Internet: Prior to the Annual Meeting, you may vote at Proxyvote.com	By Mail: Mark, sign and date your proxy card and return it in the postage- paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717	During the Meeting: Go to www.virtualshareholdermeeting.com/ MNRO2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders’ Meeting to be Held on August 12, 2025: We are following the Securities and Exchange Commission’s “e-proxy” rules that allow public companies to furnish proxy materials to shareholders over the Internet. Instead of a physical copy, you have received a Notice of Internet Availability of Proxy Materials, which provides instructions on how to view our proxy materials for the Annual Meeting over the Internet, how to vote, and how to request a printed copy of the proxy materials.

PROXY STATEMENT SUMMARY

Below are the highlights of the important information you will find in this Proxy Statement. As this is only a summary, we request that you please review the full Proxy Statement before casting your vote.

General Meeting Information

2025 Annual Meeting Date and Time	Tuesday, August 12, 2025 10:00 a.m. (Eastern Daylight Time)

Record Date	June 23, 2025

Voting	Shareholders of record as of the record date are entitled to vote personally or by proxy at the Annual Meeting. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

Voting Matters and Board of Directors’ Recommendations
Proposal	Voting Options	Vote Required for Approval	Board of Directors’ Recommendation

1. Election of Directors	“FOR” all nominees or “WITHHOLD” your vote for all or any of the nominees	Each nominee for director must receive a majority of the votes cast	FOR EACH NOMINEE

2. Approval of Amendment to the Plan	“FOR,” “AGAINST” or “ABSTAIN” from voting	Majority of votes cast must vote in favor of this proposal	FOR

3. Advisory Vote to Approve Executive Compensation	“FOR,” “AGAINST” or “ABSTAIN” from voting	Majority of votes cast must vote in favor of this proposal	FOR

4. Ratification of Appointment of Independent Registered Public Accounting Firm	“FOR,” “AGAINST” or “ABSTAIN” from voting	Majority of votes cast must vote in favor of this proposal	FOR

Governance Highlights

We are committed to applying sound corporate governance principles. We believe these governance practices are in the best interests of our shareholders and strengthen accountability within our organization.

Annual Elections	Yes	Stock Ownership Guidelines for Directors and Executives	Yes

Declassified Board	Yes	Anti-Hedging and Pledging Policy	Yes

Independent Board Chair	Yes	Code of Ethics covering all Employees	Yes

Board Independence	100%	Board Member Recruiting Guidelines	Yes

Audit, Compensation and Nominating Committee Independence	100%	Regular Executive Sessions of the Independent Board Members	Yes

Number of Financial Experts	Two	Anonymous Reporting	Yes

Comprehensive Annual Board and Committee Evaluations	Yes	Executive Compensation Clawback Policy	Yes

Director Overboarding	No	Strategy and Risk Oversight by Board and Committees	Yes

Three New Independent Directors since 2020	Yes	ESG Reporting	Yes

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Our commitment to sound corporate governance practices has been illustrated through a number of actions taken this past year, including:

•	Annual elections of all directors beginning in Fiscal 2025;

•	Compensation Committee retained Exequity, LLP as its independent compensation advisor;

•	Issued fifth annual ESG Report for Fiscal 2025;

•	Engaged Optera Climate, a leading corporate sustainability consulting firm and software provider, to inventory and assess our greenhouse gas emissions; and

•

Continued strong Board oversight of Environmental, Social and Governance (“ESG”) matters, through standing ESG reports by management at every regularly scheduled Nominating & Corporate Governance Committee meeting, followed by Committee reports to the full Board and periodic educational presentations by third parties.

Director Nominees

You are being asked to vote to elect the following eight director nominees to our Board of Directors. Detailed information about each of these nominees begins on page 7 of the Proxy Statement.

Name	Age	Director Since	Independent	Occupation

John L. Auerbach	47	2017	Yes	Chief Executive Officer at Joopiter LLC

Lindsay N. Hyde	43	2017	Yes	Entrepreneur in Residence, Moderne Ventures, Senior Lecturer in Residence, Entrepreneurial Management at Harvard Business School

Leah C. Johnson	62	2020	Yes	Executive Vice President, Chief Communications, Marketing & Advocacy Officer of Lincoln Center for the Performing Arts

Stephen C. McCluski	73	2013	Yes	Retired. Former Senior Vice President and Chief Financial Officer of Bausch & Lomb Incorporated (Retired)

Robert E. Mellor	81	2010	Yes	Chairman of the Board of Monro, Inc. (Nasdaq: MNRO)

Thomas B. Okray	62	2024	Yes	Chief Financial Officer of Nikola Corporation

Peter J. Solomon	86	1984	Yes	Chairman of Solomon Partners, LP

Hope B. Woodhouse	69	2023	Yes	Retired. Director of Granite Point Mortgage Trust Inc. (NYSE: GMPT), Two Harbors investment Corp. (NYSE: TWO) and Acadia Realty Trust (NYSE: AKR)

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Board of Directors Overview

Our Board of Directors is currently composed of eight directors, all of whom are independent. The charts below highlight the Board’s composition and experience:

Director Independence	Tenure on the Board of Directors
Gender Diversity

Executive Compensation Overview

What We Do	What We Don’t Do

Pay for Performance – majority of compensation is “at risk”	No Short Sales by Directors, Officers or Employees

Reasonable Post-Employment and Change in Control Provisions	No Hedging or Pledging of Company Stock

Stock Ownership Guidelines	No Change in Control Tax Gross-Ups

Utilize Independent Compensation Advisor	No Repricing of Underwater Options without Shareholder Approval

Clawback Policy	No single trigger cash severance based solely upon a change-in-control of the Company

Annual shareholder “say on pay” vote

Executive benchmarking

Limited perquisites

Annual risk assessment

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GENERAL INFORMATION ABOUT THE MEETING AND VOTING

The Monro, Inc. Board of Directors (the “Board” or the “Board of Directors”) is using this Proxy Statement to solicit proxies from the holders of its common stock for use at the Monro, Inc. 2025 annual meeting of shareholders and any adjournment or postponement thereof (the “Annual Meeting” or the “meeting”). The Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions on how to view our proxy materials for the Annual Meeting over the Internet, how to vote and how to request a printed copy of the proxy materials, are first being mailed to our shareholders on or about July 3, 2025. In this Proxy Statement, we may also refer to Monro, Inc. and its subsidiaries as “Monro,” the “Company,” “we,” “our” or “us.”

Meeting Time and Applicable Dates

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monro, Inc., a New York corporation, of the proxy to be voted at the Annual Meeting to be held on Tuesday, August 12, 2025, at 10:00 A.M. (Eastern Daylight Time), and at any adjournment or postponement thereof. The close of business on Monday, June 23, 2025 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting.

Attending the Annual Meeting

Monro will host the Annual Meeting solely by means of electronic communication via a virtual meeting at www.virtualshareholdermeeting.com/MNRO2025, commencing at 10:00 A.M. (Eastern Daylight Time) on August 12, 2025. There will not be an option for shareholders to attend the Annual Meeting in person. A summary overview of the information you need to attend the Annual Meeting over the Internet is provided below:

•  All shareholders can attend the Annual Meeting over the Internet at the website provided above;

•  Only shareholders as of the record date of June 23, 2025 may vote or submit questions electronically while attending the Annual Meeting (by using the control number provided in your Notice);

•  Instructions on how to attend the Annual Meeting are posted at the website provided above; and

•  A replay of the Annual Meeting will be available over the Internet for approximately 12 months following the date of the Annual Meeting at the website provided above.

Matters to be Voted Upon at the Annual Meeting

At the Annual Meeting, holders of record of our common stock as of June 23, 2025 will consider and vote upon the following proposals:

1.  To elect eight directors to the Board of Directors to serve until their successors are duly elected and qualified at the 2026 annual meeting of shareholders;

2.  To approve an amendment to Company’s Amended and Restated 2007 Stock Incentive Plan (the “Plan”) to increase the number of shares available for issuance;

3.  To approve, on a non-binding, advisory basis, the compensation paid to the Company’s Named Executive Officers;

4.  To ratify the re-appointment of PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Company for the fiscal year ending March 28, 2026; and

5.  To consider such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

As of the date of this Proxy Statement, these are the only matters that the Board of Directors intends to present at the Annual Meeting. The Board does not know of any other business to be presented at the Annual Meeting. The Board of Directors recommends that you vote “FOR” each of the director nominees in Proposal No. 1 and “FOR” Proposal Nos. 2-4.

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Participating in the Annual Meeting

Shareholders may ask a question pertaining to the business of the meeting using the web portal during the Annual Meeting. To allow us to answer questions from as many shareholders as possible, we will limit each shareholder to one question. If we are unable to answer every question during the Annual Meeting, we will do our best to provide a response to any unanswered questions directly to the shareholder who posed the question.

If a shareholder or guest experiences technical or logistical issues with accessing the virtual web portal, they will be provided a technical support telephone number on the login page of our Virtual Shareholder Meeting site.

Voting Rights of Holders of Common Stock

Shareholders of record as of the record date are entitled to vote personally or by proxy at the Annual Meeting. On the record date, there were 29,971,387 shares of our common stock, par value $0.01 per share (“common stock”) outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Our shareholders do not have cumulative voting rights.

The voting rights of common shareholders are subject to the voting rights of the holders of the shares of our Class C Preferred Stock.

Rights of Holders of Class C Preferred Stock

At least 60% of the shares of Class C Preferred Stock must vote as a separate class or unanimously consent to effect or validate any action taken by our common shareholders. Therefore, the holders of Class C Preferred Stock (“Class C Shareholders”) have an effective veto over all matters put to a vote of our common shareholders, and could use that veto power to block any matter that our common shareholders may approve at the Annual Meeting.

On the record date, there were 19,664 shares of Class C Preferred Stock outstanding. We expect that the holders of the Class C Preferred Stock will approve, by unanimous written consent, all matters currently proposed to be put to a vote of our common shareholders at the Annual Meeting.

Voting Instructions for Record Holders

If your shares are registered directly in your name with our transfer agent, then you are a shareholder of record with respect to those shares and you may vote by:

•  calling 1-800-690-6903;

•  visiting proxyvote.com before the meeting and inputting the control number shown on your Notice and proxy card;

•  completing and returning your proxy card by mail; or

•  attending the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/MNRO2025 and using the electronic voting options.

Whether or not you plan to attend the Annual Meeting, you should vote as soon as possible. If you plan to vote before the Annual Meeting, your vote must be received by 11:59 p.m. Eastern Daylight Time on August 11, 2025.

Voting Instructions for Beneficial Owners

If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name” and you must instruct the broker, bank or other nominee to vote on your behalf. Please refer to the voting instructions provided by your broker, bank or other nominee for information on how to direct the voting of your shares.

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Broker Non-Votes

Broker non-votes occur when beneficial owners do not give voting instructions to their brokers and the brokers lack the discretionary authority to vote on the proposal. If you are a beneficial owner and do not give instructions to your broker, the broker will determine if it has the discretionary authority to vote on the particular matter.

Under the rules of the New York Stock Exchange, which are also applicable to companies listed on the Nasdaq Stock Market (“Nasdaq”), the determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE based on NYSE rules that regulate member brokerage firms. If a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes.

Broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the meeting, but will not be counted for purposes of determining the number of votes cast with respect to Proposals 1, 2 and 3.

Abstentions

You may abstain from voting on any proposal at the Annual Meeting. Abstentions will be counted for purposes of calculating whether a quorum is present at the meeting but will not be counted for purposes of determining the number of votes cast with respect to Proposals 1, 2, 3 and 4.

Quorum

A quorum must be present in person or by proxy to hold the Annual Meeting and will exist if a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting are present in person or by proxy at the Annual Meeting.

We will include abstentions and broker non-votes to determine whether a quorum is present at the Annual Meeting. John A. Heisman and Michael L. Boehme, our inspectors of election for the meeting, will determine whether a quorum is present and will tabulate votes cast by proxy or in person. If we do not have a quorum at the Annual Meeting, we expect to adjourn the meeting until we obtain a quorum.

Vote Required to Elect Directors

You may either vote for or withhold authority to vote for all or any of the nominees named in this Proxy Statement.

To be elected, each nominee for director must receive a majority of the votes cast on the proposal. In addition, at least 60% of the shares of Class C Preferred Stock must vote as a separate class or unanimously consent to effect or validate the election of directors.

Votes that are withheld from any nominee count as a vote cast against that nominee. Abstentions and broker non-votes, if any, are not deemed to be votes cast and will therefore not affect this proposal.

Vote Required to Approve the Plan Amendment

You may cast your vote in favor of, against, or abstain from voting to approve the amendment to the Plan to increase the number of shares available for issuance under the Plan (“Plan Amendment”).

To be approved, a majority of the votes cast on the proposal must vote in favor of this proposal. In addition, at least 60% of the shares of Class C Preferred Stock must vote as a separate class or unanimously consent to effect or validate the approval of this proposal.

Abstentions and broker non-votes, if any, are not deemed to be votes cast and will therefore not affect this proposal.

Vote Required to Approve Compensation of Named Executive Officers

You may cast your vote in favor of, against, or abstain from voting to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers.

To be approved, a majority of the votes cast on the proposal must vote in favor of this proposal. In addition, at least 60% of the shares of Class C Preferred Stock must vote as a separate class or unanimously consent to effect or validate the approval of this proposal.

Abstentions and broker non-votes, if any, are not deemed to be votes cast and will therefore not affect this proposal.

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Vote Required to Ratify Appointment of PWC

You may cast your vote in favor of, against, or abstain from voting to ratify the re-appointment of PWC as our independent registered public accounting firm for the year ending March 28, 2026.

To be approved, a majority of the votes cast on the proposal must vote in favor of this proposal. In addition, at least 60% of the shares of Class C Preferred Stock must vote as a separate class or unanimously consent to effect or validate the approval of this proposal.

Abstentions are not deemed to be votes cast and will therefore not affect this proposal. There will be no broker non-votes on this proposal because brokers have discretion to vote shares held in street name on this proposal without specific instructions from the beneficial owner of those shares.

Revoking a Proxy

A shareholder who has given a proxy may revoke it at any time prior to its exercise by:

•  executing and delivering a later-dated proxy;

•  submitting a new vote by telephone or via the Internet prior to the Annual Meeting;

•  providing written notice of the revocation to the Secretary of the Company at the address below; or

•  attending the virtual Annual Meeting and voting electronically during the meeting.

Please note that attending the Annual Meeting alone is not enough to revoke a proxy.

If you have instructed a broker, bank or other nominee to vote your shares, you may submit a new, later-dated voting instructions or contact your bank, broker or other nominee.

Proxy Instructions

All shares of common stock represented by properly executed proxies returned and not revoked will be voted in accordance with instructions you give in the proxy.

If you return a signed proxy but do not indicate voting instructions, your proxy will be voted as recommended by the Board of Directors, or “FOR” the following proposals:

•  the election of the director nominees named in the Proxy Statement;

•  approving the Plan Amendment;

•  approving the compensation paid to the Company’s named executive officers;

•  ratifying the appointment of PWC as our independent registered public accounting firm for the fiscal year ending March 28, 2026; and

•  in the proxy holder’s best judgment as to any other matters properly brought before the Annual Meeting or any adjournment or postponement thereof.

Participants in the Proxy Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Monro in connection with the Annual Meeting. The Company will bear the cost of soliciting proxies. In addition, our directors, officers and employees may solicit proxies by telephone or otherwise. We have engaged Innisfree M&A Incorporated to solicit proxies in connection with our Annual Meeting for a fee of $50,000 plus certain expenses.

We will reimburse brokers, banks or other nominees for their expenses in forwarding proxies and proxy materials to the beneficial owners of shares held in street name.

Results of the Annual Meeting

We will report the voting results in a filing with the SEC on a Current Report on Form 8-K within four business days following the conclusion of the Annual Meeting.

If the official results are not available at that time, we will provide preliminary voting results and will provide the final results in an amendment to the Form 8-K as soon as practicable after they become available.

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Availability of Proxy Materials

We are following the SEC’s “e-proxy” rules that allow public companies to furnish proxy materials to shareholders via the Internet. The “e-proxy” rules allow us to send you a Notice of Internet Availability of Proxy Materials while providing online access to the documents instead of sending full, printed copies of the proxy materials. We first released the Notice to our shareholders of record on or about July 3, 2025. The Notice provides instructions on how to: (1) view our proxy materials for the Annual Meeting via the Internet; (2) vote your shares; and (3) request a printed copy of the proxy materials, free of charge.

Our proxy materials, including the Notice, this Proxy Statement, your proxy card, and our 2025 Annual Report are available, free of charge, at www.proxyvote.com. You can also request paper or e-mailed copies by calling 1-800-579-1639 or emailing sendmaterials@proxyvote.com with your control number in the subject line of the email.

Copies of this Proxy Statement and our 2025 Annual Report are also available in the Investor Information section of our website at https://corporate.monro.com/investors/financials/annual-reports/default.aspx. Information available on our website is not a part of, and is not incorporated into, this Proxy Statement. You may also request these materials by calling 1-800-876-6676 or emailing ir@monro.com.

In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the environmental impact of the printed materials.

Multiple Copies of Proxy Materials

You may receive more than one Notice and multiple proxy cards or voting instructions. For example, if you hold your shares in more than one brokerage account, you may receive separate voting instructions for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one Notice or proxy card. To ensure that all of your shares are voted, please vote using each Notice, proxy card, or set of voting instructions that you receive.

For more information, see the section entitled, “Notice Regarding Delivery of Shareholder Documents” below.

Contact for Questions

If you have any questions or need assistance in voting your shares, please contact us at the address and phone number below.

Secretary

Monro, Inc.

295 Woodcliff Drive

Suite 202

Fairport, New York 14450

(800) 876-6676

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our Board of Directors consists of eight directors and each director is elected annually. If elected, these nominees will serve until the 2026 annual meeting of shareholders and until their respective successors have been duly elected and qualified. The Nominating and Corporate Responsibility Committee has assessed and recommended each nominee for election to our Board of Directors.

Set forth below for each nominee for election as a director is a brief statement about the nominee’s age, principal occupation and business experience, including any directorships with any other public companies, describing the specific individual qualities and skills of each nominee that contribute to the overall effectiveness of the Board of Directors and its committees. Each nominee has consented to being named as a nominee and to serve as a director if elected. Although we do not anticipate that any of the nominees named will be unable to serve if elected, the votes will be cast for a substitute nominee selected by the Board of Directors unless the number of directors to be elected has been reduced to the number of nominees willing and able to serve on our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF THESE NOMINEES:

Name	Age	Director Since	Independent	Occupation

John L. Auerbach	47	2017	Yes	Chief Executive Officer of Joopiter LLC

Lindsay N. Hyde	43	2017	Yes

Entrepreneur in Residence, Moderne Ventures, a venture capital fund focused on technology companies innovating within real estate, mortgage, finance, insurance, hospitality and home services, as well as a Senior Lecturer in Residence, Entrepreneurial Management at Harvard Business School.

Leah C. Johnson	62	2020	Yes	Executive Vice President, Chief Communications, Marketing & Advocacy Officer of Lincoln Center for the Performing Arts, an internationally renowned performing arts institution.

Stephen C. McCluski	73	2013	Yes	Retired. Former Senior Vice President and Chief Financial Officer of Bausch & Lomb Incorporated.

Robert E. Mellor	81	2010	Yes	Chairman of the Board of Monro, Inc. (Nasdaq: MNRO).

Thomas B. Okray	62	2024	Yes	Chief Financial Officer of Nikola Corporation, a global leader in zero-emissions transportation and energy supply and infrastructure solutions.

Peter J. Solomon	86	1984	Yes	Chairman of Solomon Partners, LP.

Hope B. Woodhouse	69	2023	Yes	Retired. Director of Granite Point Mortgage Trust Inc. (NYSE: GPMT), Two Harbors Investment Corp. (NYSE: TWO) and Acadia Realty Trust (NYSE: AKR).

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Nominee Information

Set forth below is a summary of the biographical information for each of the director nominees:

John L. Auerbach Age: 47 Director since: 2017 Committees: Compensation (Chair)

Principal Occupation:

Chief Executive Officer of Joopiter LLC

Business Experience:

•  Founder of LiveArt Holdings, Inc., a collector-to-collector digital marketplace for fine art and objects

•  Founder of Eloquii Design, Inc., a digitally native direct-to-consumer women’s fashion brand sold to Walmart

•  Former chief executive officer of Uovo Art, LLC

•  Former executive vice president of Art & Objects and Digital Businesses at Sotheby’s, Inc.

•  Former senior vice president of Digital & Global eCommerce at Kate Spade & Company

•  Former international managing director of Digital & eCommerce Initiatives at Christie’s Inc.

Current and Former Directorships:

•  Co-chairman, LiveArt Holdings, Inc.

•  Former chairman, Eloquii Design, Inc.

Skills and Expertise: • Knowledge and extensive operational experience in retail, eCommerce deployment and strategy, brand building, digital marketing and artificial intelligence

Lindsay N. Hyde Age: 43 Director since: 2017 Committees: Audit Nominating and Corporate Responsibility

Principal Occupation:

Entrepreneur in Residence, Moderne Ventures, a venture capital fund focused on technology companies innovating within real estate, mortgage, finance, insurance, hospitality and home services, as well as a Senior Lecturer in Residence, Entrepreneurial Management at Harvard Business School.

Business Experience:

•  Founder and former chief executive officer of Baroo, a provider of pet-related amenities in multifamily communities in large urban markets across the U.S.

•  Founder and former executive director of Strong Women, Strong Girls, a nationally recognized mentoring organization

•  Former global shaper with World Economic Forum

Current and Former Directorships:

•  Former elected director of the Harvard Alumni Association

•  Former director of Coca-Cola Scholars Alumni Foundation

Skills and Expertise:

•  Experience in service delivery, marketing, strategic development and execution

•  Knowledge in risk management and human resources

•  Entrepreneurial leadership and approach

•  Community engagement and culture

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Leah C. Johnson Age: 62 Director since: 2020 Committees: Compensation

Principal Occupation:

Executive Vice President, Chief Communications, Marketing & Advocacy Officer of Lincoln Center for the Performing Arts, an internationally renowned performing arts institution

Business Experience:

•  Founder and former chief executive officer of LCJ Solutions, LLC, a strategic communications consulting firm

•  Former senior vice president, Global Corporate Affairs at Citigroup, Inc.

•  Former vice president of corporate communications at S&P Global Ratings (previously, Standard & Poor’s)

Current and Former Directorships:

•  Former director of Pluralsight, Inc.

•  Current trustee of The Trust for Cultural Resources of the City of New York

•  Current trustee and member of the Executive Committee of the Museum of the City of New York

•  Current vice chair of the Board of Trustees at New York Public Radio

•  Current trustee of New York City Tourism + Conventions

Skills and Expertise:

•  Knowledge and operational experience in corporate strategy and communications, public affairs, marketing, change management, and diversity and inclusion

•  Entrepreneurial leadership and approach

•  Community engagement and culture

Stephen C. McCluski Age: 73 Director since: 2013 Committees: Audit (Chair) Compensation Executive Nominating and Corporate Responsibility

Principal Occupation:

Former senior vice president and chief financial officer of Bausch & Lomb Incorporated (Retired)

Business Experience:

•  Former senior vice president and chief financial officer of Bausch & Lomb Incorporated

•  Former vice president and controller of Bausch & Lomb Incorporated

Current and Former Directorships:

•  Former chairman of the Board of Directors and member of the audit committee of ImmunoGen, Inc. (Nasdaq: IMGN)

•  Former director of Standard Microsytems Corporation

Skills and Expertise: • Knowledge in finance, risk management, mergers and acquisitions, strategic planning, and financial reporting, accounting and controls

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Robert E. Mellor Age: 81 Director since: 2010 Committees: Nominating and Corporate Responsibility (Chair) Compensation Executive

Principal Occupation:

Chairman of the Board of Directors

Business Experience:

•  Interim chief executive officer of Monro, Inc. from August 2020 to April 2021

•  Former director of Ryland Group, Inc.

•  Former lead independent director of Board of Monro, Inc.

•  Former chairman of the Board of Directors and chief executive officer of Building Materials Holding Corporation (“BMHC”), provider of the distribution, manufacturing and sale of building materials and component products

Current and Former Directorships:

•  Director (and Former Non-Executive Chairman of the Board of Directors) of Coeur Mining, Inc. (NYSE: CDE)

•  Former director of CalAtlantic Group, Inc.

•  Former chairman of the Board of Directors of BMHC Stock Holdings, Inc.

Skills and Expertise:

•  Knowledge in legal and regulatory matters, mergers and acquisitions, risk management, real estate, strategic development and execution, accounting and finance

•  Experience in corporate governance best practices of other major corporations

Thomas B. Okray Age: 62 Director since: 2024 Committees: Executive

Principal Occupation:

Chief Financial Officer of Nikola Corporation*, a global leader in zero-emissions transportation and energy supply and infrastructure solutions.

Business Experience:

•  Former chief financial officer of Eaton (NYSE: ETN)

•  Former senior vice president and chief financial officer of W.W. Grainger, Inc. (NYSE: GWW)

•  Former executive vice president and chief financial officer of Advance Auto Parts, Inc. (NYSE: AAP)

Current and Former Directorships:

•  Current director of Flowserve Corporation (NYSE: FLS)

•  Current board member of The Cleveland Orchestra

•  Current board member of The City Mission

Skills and Expertise:

•  Knowledge in legal and regulatory matters, mergers and acquisitions, risk management, real estate, strategic development and execution, accounting and finance

•  Experience in corporate governance best practices of other major corporations

*	Nikola Corporation filed a petition under Chapter 11 of the federal bankruptcy laws on February 19, 2025.

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Peter J. Solomon Age: 86 Director since: 1984 Committees: Executive

Principal Occupation:

Chairman of Solomon Partners, LP, an investment banking firm, and independently operated affiliate of Natixis, part of Groupe BPCE, the second largest banking group in France

Business Experience:

•  Founder and chairman of Solomon Partners, LP, an investment banking firm

Current and Former Directorships:

•  Former member of Boards of Director of Associate Dry Goods Corporation, Culbro Corporation, Edison Brothers Stores, Inc., Esquire, Inc., Handyman Corporation, Lawfin International Limited, LIN Broadcasting Corporation (now known as LIN Media, LLC (NYSE: LIN)), Office Depot, Inc. (Nasdaq: ODP), Phillips-Van Heusen Corporation (now known as PVH Corp. (NYSE: PVH)), The Miller-Wohl Company and The Stop & Shop Supermarket Company.

Skills and Expertise:

•  Knowledge in banking and financial services, capital markets, government regulations, mergers and acquisitions, strategic development and execution and risk management

•  Leadership skills shown throughout business career and government service

•  Experience in corporate governance best practices of other major corporations

Hope B. Woodhouse Age: 69 Director since: 2023 Committees: Audit Compensation

Principal Occupation:

Former chief operating officer of Bridgewater Associates, Inc. (Retired)

Business Experience:

•  Former chief operating officer of Bridgewater Associates, Inc.

•  Former president and chief operating officer of Auspex Group, L.P.

•  Former chief operating officer of Soros Fund Management LLC

Current and Former Directorships:

•  Director of Granite Point Mortgage Trust Inc. (NYSE: GPMT)

•  Director of Two Harbors Investment Corp. (NYSE: TWO)

•  Director of Acadia Realty Trust (NYSE: AKR)

•  Former member of Boards of Director of Atomyze LLC, Piper Jaffray Companies (NYSE: PJC), Soros Funds Limited, and Seoul Securities Corporation Ltd.

Skills and Expertise:

•  Knowledge in risk management, executive compensation, strategic planning, auditing, financial reporting, accounting and finance

•  Significant experience in corporate governance and executive compensation best practices of other public corporations

The Board of Directors recommends that you vote “FOR” each of the director nominees listed above.

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CORPORATE GOVERNANCE PRACTICES AND POLICIES
Environmental, Social and Governance (ESG)
Monro’s ESG efforts are an important lens through which we identify risks and opportunities that could meaningfully impact our business over the long term.
As part of our commitment to transparency and accountability, formalizing our ESG strategy and objectives has been a top priority for senior management and the Board. In furtherance of these objectives, we have published our fifth annual ESG Report on the ESG page of our website
(https://corporate.monro.com/esg/default.aspx)
, which highlights key areas of focus and progress during Fiscal 2025 within our priority ESG topic areas: Governance, Teammates, Guests, Communities and the Environment. The report includes a mapping to certain metrics of the Sustainability Accounting Standards Board’s (SASB) Multiline & Specialty Retailers and Auto Parts industries. We aim to enhance our disclosures to better inform stakeholders on Monro’s
ESG-related
risks, opportunities, management strategies and performance.
ESG Oversight.
The Company’s Executive Vice President — Chief Legal Officer leads efforts to increase our focus and transparency in this area, with input from, and collaboration with, other members of the Senior Leadership Team. The Board’s Nominating and Corporate Responsibility Committee has primary oversight responsibility for
ESG-related
matters, including risks related to climate change, human capital management, stakeholder relations, and health, safety and the environment.
Fiscal 2025 Highlights
Teammate Engagement and Development.
We aim to create an environment where everyone has an equal opportunity to develop, progress, and be rewarded and recognized. Through the Company’s Monro University online learning management system, in Fiscal 2025, employees logged over 107,798 hours of professional development and technical training. We also increased the completion rate of new hire training within the first 30 days to over 86% from more than 60%, due in part to changes we made to the delivery format of our training modules.
Safety and Well-being
.
We’ve set a
5-year
safety goal of a 30% reduction in workers’ compensation frequency claim rate, using a base year of Fiscal 2023. During the year we increased access to safety training, improved reporting processes, and increased metrics tracked. We continue to offer our Teammate Assistance Fund, with contributions from senior leadership to Teammates impacted after natural disasters.
Communities.
Our internal Community Impact Committee implements our community strategy with a vision that focuses on three pillars of community engagement: economic and food security, education of youth and family services, and veterans’ services. We believe these areas address core issues faced by our communities.
Environment.
Monro is committed to integrating responsible environmental practices into our business processes. For example, we have implemented energy-saving initiatives such as making progress on our 2028 goal of having 100% LED lighting in our company-owned stores. In Fiscal 2025, we recycled 2.0 million gallons of oil, 3.0 million tires, 78,582 vehicle batteries and over 1,006 tons of mixed recyclables.
Please refer to our fifth annual ESG report for more information.
Code of Ethics
We have a Code of Ethics that applies to all of our directors and executive officers, including our principal executive officer, principal financial officer and principal accounting officer or controller. The Code of Ethics is publicly available on our website at
https://corporate.monro.com/investors/governance/governance-documents/default.aspx
. We intend to post any amendments to or waivers from the Code of Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer on our website.
Insider Trading Policy
We have an insider trading policy for all directors, officers and employees designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. Directors, officers and employees designated as “key employees” may only buy and sell the Company’s stock when they are not in

11

possession of material
non-public
information and during an open trading period beginning 48 hours after the public release by the Company of its quarterly or year-end
financial results and ending on the later of 30 days before the end of the next quarter or 12 business days after the public release. Directors, officers and employees designated as key employees are prohibited from purchasing or selling the Company’s stock without preclearance from the compliance officer designated in the policy. The Company may impose an “event-specific blackout period” during specified periods when significant developments or announcements are anticipated regardless of whether the Company is in an open trading period and it may do so with little or no notice.
Board Matters
Board Meetings
The Board of Directors held six meetings during the year ended March 29, 2025 (“Fiscal 2025”). During the fiscal year, each director attended at least 75% of the aggregate number of all meetings of the Board of Directors and committees on which he or she served, except for Mr. Auerbach who was unable to attend four Board of Directors and committee meetings due to unavoidable conflicts on days with multiple meetings. All attended last year’s annual meeting of shareholders, and we expect all directors to attend the Annual Meeting, as is our stated policy in our Corporate Governance Guidelines.
The Board of Directors meets periodically to review management succession planning, as well as our overall executive resources. In addition, our independent directors meet regularly in executive sessions, over which our Chairman, Robert E. Mellor, presides.
Board Independence
The Board of Directors determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the bright-line independence standards under the Nasdaq listing standards. The Board of Directors must also affirmatively determine that the director has no relationship with the Company that would interfere with the director’s exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards, the Board of Directors will consider all relevant facts and circumstances in determining whether a director is independent. The Board of Directors also considers all commercial, industrial, banking, consulting, legal, accounting, charitable, familial or other business relationships any director may have with the Company. There are no family relationships among any of our directors and executive officers. The Board has determined that all of our directors satisfy the independence requirements of Nasdaq: John L. Auerbach, Lindsay N. Hyde, Leah C. Johnson, Stephen C. McCluski, Robert E. Mellor, Thomas B. Okray, Peter J. Solomon and Hope B. Woodhouse.
Lead Independent Director
The Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be a non-employee
director or an employee. The Board of Directors believes that it should be free to make a choice regarding its leadership structure from time to time in any manner that is in the best interests of the Company and its shareholders. Under the Company’s bylaws, the Board of Directors may elect a Chairperson of the Board to preside at all meetings of the shareholders and directors and to perform other duties as the Board may elect. Pursuant to our Corporate Governance Guidelines, if the Chairperson is not an independent director, the independent members of the Board of Directors will designate a lead independent director, responsible for conducting executive sessions of the independent directors. Robert E. Mellor, an independent director, currently serves as Chairman of the Board. As such, we do not have a lead independent director at this time.

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Board Diversity
Matrix
The table below provides certain highlights of the composition of our Board as of June 23, 2025. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of June 23, 2025)
Total Number of Directors	8

Part I: Gender Identity	Female	Male	Non-Binary	Did not Disclose Gender

Directors	3	5	—	—

Part II: Demographic Background

African American or Black	1	—	—	—

White	2	5	—	—

LGBTQ+	1

Did not Disclose Demographic Background	—

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Committees of the Board of Directors

Each of the following Board committees’ functions under a written charter adopted by the Board, copies of which are available on the Investor Information — Corporate Governance page of our website, currently https://corporate.monro.com/investors/governance/governance-documents/default.aspx, and to any shareholder who requests them. As a matter of routine corporate governance, each committee periodically reviews its charter and practices. In Fiscal 2025, each committee determined that its charter and practices were consistent with listing standards of Nasdaq.

The current members, responsibilities and the number of meetings held in Fiscal 2025 of each of these committees are shown below:

Audit Committee Committee Members Stephen C. McCluski* (Chair) Lindsay N. Hyde Hope B. Woodhouse* Number of meetings in 2025: 7 * Audit Committee Financial Expert

Key Responsibilities

•  Monitoring, and assisting the Board in its oversight of, the integrity of our financial accounting and reporting processes;

•  Selecting, retaining, determining the compensation for, and monitoring the independence, qualification and performance of our independent registered public accounting firm;

•  Reviewing the performance of our internal auditors;

•  Monitoring our systems of internal controls regarding finance, accounting, legal and regulatory compliance and compliance with our Code of Ethics;

•  Providing an avenue of communication among the independent registered public accounting firm, management, internal auditors and the Board; and

•  Oversight of Company’s cybersecurity program, including privacy and information security.

Independence and Financial Literacy

•  The Board has determined that each member of the Audit Committee is independent as defined by Nasdaq listing standards and SEC rules applicable to Audit Committee members.

•  All members of the Audit Committee satisfy the Nasdaq’s financial literacy requirement.

•  The Board has determined that Mr. McCluski and Ms. Woodhouse are audit committee financial experts (as defined by SEC rules) and qualify as financially sophisticated under the Nasdaq rules as a result of their knowledge, abilities, education and experience.

Compensation Committee Committee Members John L. Auerbach (Chair) Leah C. Johnson Stephen C. McCluski Robert E. Mellor Hope B. Woodhouse Number of meetings in 2025: 5

Key Responsibilities

•  Reviewing and approving, together with the other independent members of the Board, the annual compensation for our CEO and non-CEO executive officers;

•  Reviewing and approving the overall compensation strategy and program structure for employees;

•  Reviewing and making recommendations to the Board with respect to the total compensation of the non-employee directors, our incentive compensation plans and equity-based plans;

•  Overseeing risk management of our compensation programs; and

•  Administering and enforcing the Company’s clawback policy.

Independence and Authority

•  The Board has determined that each member of the Compensation Committee is independent as defined by the Nasdaq listing standards and the SEC rules.

•  The Compensation Committee has the power and authority to form, and delegate authority to, subcommittees.

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Nominating and Corporate Responsibility Committee Committee Members Robert E. Mellor (Chair) Lindsay N. Hyde Stephen C. McCluski Number of meetings in 2025: 2

Key Responsibilities

•  Identifying and recommending to the Board candidates for election and to serve on the Board;

•  Board and key management succession planning;

•  Providing oversight with respect to corporate governance matters; and

•  Primary oversight of the Company’s corporate responsibility ESG programs and initiatives.

Independence

•  The Board has determined that each member of the Nominating and Corporate Responsibility Committee is independent as defined by the Nasdaq listing standards and SEC rules.

Executive Committee Committee Members Stephen C. McCluski Robert E. Mellor (Chair) Thomas B. Okray Peter J. Solomon Number of meetings in 2025: 7

Key Responsibilities

•  Acting in place of the Board on limited matters that require action between Board meetings. However, without the approval of the full Board of Directors or the shareholders, the Executive Committee may not:

•  approve any action requiring shareholder approval;

•  fill vacancies on the Board of Directors;

•  fix compensation of directors or executive officers;

•  engage our independent registered public accounting firm; or

•  repeal, amend or adopt new bylaws.

15

Board of Directors’ Role in Risk Oversight

One of the most important functions of the Board is oversight of risks inherent in the operation of the Company’s business. Senior management is responsible for the day-to-day management of risks facing the Company. The Board implements its risk oversight function both as a whole and through delegation to Board committees. The Board is responsible for ensuring an appropriate culture of risk management exists within the Company, overseeing the Company’s aggregate risk profile and monitoring how the Company addresses specific risks. The Board receives regular reports from officers on particular risks to the Company, reviews the Company’s strategic plan, and regularly communicates with its committees. Each committee meets with key management personnel and representatives of outside advisors to oversee and manage these risks. For example, the Director of Internal Audit and the Chief Legal Officer meet with the Audit Committee to discuss financial, legal and regulatory risks. Management has designed reporting processes to provide visibility to the Board of Directors about identifying, assessing and managing critical risks to the Company and management’s risk mitigation strategies.

During Fiscal 2025, Company management, along with the Compensation Committee, considered whether any of the Company’s compensation policies and practices has the potential to create risks that are reasonably likely to have a material adverse effect on the Company. Management considered the risk profile of the Company’s business and the design and structure of its compensation policies and practices. The results of management’s review were reported to the Compensation Committee. For Fiscal 2025, management concluded, and the Compensation Committee agreed, that the risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Board or Committee	Primary Areas of Risk Oversight

Full Board of Directors

•  Strategic, financial and execution risks and exposures associated with the annual operating plan

•  Major litigation and regulatory exposures and other current matters that may present material risks to the Company’s operations, plans, prospects or reputation

•  Acquisitions and divestitures (including through post-closing reviews)

•  Senior management succession planning

•  Employee pension and retirement savings plans, including relative investment performance and funded status

•  Cybersecurity risks, including reviewing measures based on presentations from the head of the Company’s Information Technology Department, which occur at least annually, and reports from the Audit Committee

•  Risks and exposures associated with financial position and financing activities, including cost of capital

Audit

•  Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting and assets, financial policies, credit and liquidity matters and related-party transactions

•  Cybersecurity matters, including reviewing measures implemented by the Company to protect data and reviewing the Company’s plans to respond to any cyber breaches, and receiving regular reports from the Company’s Chief Information Security Officer

•  Legal, regulatory and compliance risks

Compensation	• Risks and exposures associated with performance management of officers and executive compensation programs and arrangements, including incentive plans

Nominating and Corporate Responsibility

•  Risks and exposures relating to director and key management succession planning and director independence

•  Compliance with corporate governance structure and processes, including succession planning and ESG initiatives and processes

•  Risks and exposures relating to ESG matters, including risks related to climate change, human capital management, stakeholder relations, and health, safety and the environment

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Certain Relationships and Related Party Transactions

Review and Approval of Related Person Transactions

We review all relationships and transactions in which we and any of our directors, executive officers or their immediate family members are participants to determine whether those persons have a direct or indirect material interest in the relevant transaction. Our finance and legal staff are primarily responsible for developing and implementing processes and controls to gather information about potential related party transactions from our directors and executive officers. This includes the utilization of a robust questionnaire process for all Board members and executive officers. Then, based on the facts and circumstances, that group determines whether the Company or a related person has a direct or indirect material interest in the transaction. If our finance and legal staff determine that the Company or a related person has a direct or indirect material interest in a transaction, then the Audit Committee, or other Board committee comprised solely of independent directors, must approve or ratify the transaction. On March 28, 2025, the Company entered into a consulting agreement with AlixPartners, LLP (“AlixPartners”) pursuant to which AlixPartners will assess the Company’s operations to develop a plan to improve the Company’s financial performance (the “Consulting Agreement”). Entry into the Consulting Agreement constituted a related party transaction during Fiscal 2025 because on March 28, 2025, the Board of Directors appointed Peter D. Fitzsimmons as the Company’s President and CEO pursuant to an engagement letter with AP Services, LLC, an affiliate of AlixPartners. Mr. Fitzsimmons also serves as a partner and managing director of AlixPartners. The Company spent $800,000 for the assessment under the Consulting Agreement, and, on May 30, 2025, entered into an Addendum to the Consulting Agreement (the “Addendum”), pursuant to which the Company engaged AlixPartners through the end of July 2025 to implement the plan developed from its detailed assessment of the Company. The Company will pay AlixPartners an aggregate fee of $5.85 million for the implementation services outlined in the Addendum.

Nominating Process

The Nominating and Corporate Responsibility Committee is responsible for identifying, screening and recommending candidates for membership on the Board of Directors pursuant to the Company’s Corporate Governance Guidelines, as approved by the Board of Directors. The Committee’s goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to the Board of Directors’ overall effectiveness in meeting its responsibilities. The selection of qualified directors is complex and crucial to our long-term success. Candidates for nomination to the Board of Directors are considered based upon various criteria, such as their broad-based business skills and experiences, a global business perspective, concern for the long-term interests of our shareholders, demonstrated commitment to the Company, and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of Monro and the automotive service industry.

The Nominating and Corporate Responsibility Committee will consider recommendations from shareholders of potential candidates for the Board of Directors and will evaluate candidates recommended by shareholders in the same manner as it evaluates candidates recommended by Board members, senior officers or search firms. A shareholder wishing to recommend a potential candidate must submit the recommendation in writing, addressed to the Secretary, Monro, Inc., 295 Woodcliff Drive, Suite 202, Fairport, New York 14450, Attention: Nominating and Corporate Responsibility Committee, so that the Secretary receives the recommendation not less than 120 days and not more than 180 days prior to the next annual meeting of shareholders. Each recommendation must include the information required by the Certificate of Incorporation for shareholders submitting a nomination. You may obtain additional information and a copy of the Certificate of Incorporation by submitting a written request to the Secretary of the Company at the address above.

In addition to satisfying the advance notice requirements, in order to comply with the universal proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to our Corporate Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 15, 2026.

Communications with Directors

Shareholders wishing to communicate with our non-management directors may send a letter to: Secretary, Monro, Inc., 295 Woodcliff Drive, Suite 202, Fairport, New York 14450, Attention: Non-Management Directors. All correspondence sent to that address will be delivered to the appropriate directors on a quarterly basis, unless the Secretary otherwise determines that it should be delivered more promptly. The Secretary will promptly direct any concerns relating to

17

accounting, internal controls, auditing or officer conduct to the Chair of the Audit Committee. All correspondence to non-management directors will be acknowledged by the Secretary and may also be forwarded within Monro to a subject matter expert for investigation. Alternatively, communication with non-management directors may occur as outlined in the section entitled “Administration — Reporting Violations” in our Code of Ethics, which is publicly available on our website at https://corporate.monro.com/investors/governance/governance-documents/default.aspx

Director Compensation

The Company does not pay any director who is also an employee of Monro or its subsidiaries for his or her service as director.

During Fiscal 2025, non-employee directors received the following compensation:

Compensation Types

Annual Retainers:

Board member	$75,000

Board Chair	$60,000

Audit Committee Chair	$30,000

Audit Committee member	$15,000

Compensation Committee Chair	$15,000

Compensation Committee member	$7,500

Nominating and Corporate Responsibility Committee Chair	$10,000

Nominating and Corporate Responsibility Committee member	$5,000

Per Meeting Payment for Executive Committee	$1,000

In addition, we reimburse the reasonable travel expenses for directors to attend meetings, as applicable.

Each director received a grant of 4,937 shares of restricted stock on the date of the 2024 annual meeting of shareholders, determined by dividing $130,000 by $26.33, the closing price of a share of our common stock on that date.

Director Stock Ownership Guidelines

The Board of Directors adopted the Monro, Inc. Stock Ownership Guidelines to, among other things, further engage certain senior executives and the members of the Board in the long-term success of the Company. The Company’s stock guidelines for its non-employee directors are as follows:

Stock Ownership Guideline	Common stock or equivalents with an aggregate value equal to at least three times the annual cash retainer payable to each director

Target Date	Within a four-year period of joining the Board of Directors

As of March 29, 2025, all of the Company’s non-employee directors are in full compliance with the stock ownership guidelines.

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The following table summarizes the compensation that the Company’s non-employee directors earned for services as members of the Board of Directors and any committee of the Board of Directors during Fiscal 2025:

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)

John L. Auerbach	97,500	129,991	227,491

Lindsay N. Hyde	95,000	129,991	224,991

Leah C. Johnson	82,500	129,991	212,491

Stephen C. McCluski	139,500	129,991	269,491

Robert E. Mellor	164,500	129,991	294,491

Thomas B. Okray	82,000	129,991	211,991

Peter J. Solomon	82,000	129,991	211,991

Hope B. Woodhouse	97,500	129,991	227,491

(1)

Each non-employee director was awarded 4,937 shares of the Company’s restricted stock on August 13, 2024 (the “Award Date”). This column represents the aggregate award date value of the restricted stock awarded during Fiscal 2025 under FASB ASC 718. The value of the restricted stock is derived by multiplying the number of shares awarded by the closing price per share on the Award Date of $26.33. For additional information on the valuation assumptions with respect to the Fiscal 2025 awards, refer to Note 10 of the Company’s financial statements in the Form 10-K for the year ended March 29, 2025, as filed with the SEC. The restricted stock awarded to directors vests over a three-year period. The following table shows the number of restricted stock awards outstanding for each non-management director as of March 29, 2025.

Name	Restricted Stock Outstanding (Shares)

John L. Auerbach	8,244

Lindsay N. Hyde	8,244

Leah C. Johnson	8,244

Stephen C. McCluski	8,244

Robert E. Mellor	8,244

Thomas B. Okray	4,937

Peter J. Solomon	8,249

Hope B. Woodhouse	7,437

TOTAL	61,843

Anti-Hedging and Pledging Policy

We prohibit our directors from engaging in transactions in our securities involving publicly traded options, short sales and hedging transactions because they may create the appearance of unlawful insider trading and, in certain circumstances, present a conflict of interest. In addition, our insider trading policy prohibits directors from pledging our securities as collateral for a loan or holding our securities in a margin account unless the margin feature is not utilized, or our securities are otherwise excluded from being pledged.

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PROPOSAL NO. 2 — APPROVAL OF THE FIRST AMENDMENT TO THE AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN

Amendment to the Restated Plan

On May 20, 2025, the Board of Directors of the Company adopted, subject to shareholder approval at the Annual Meeting, the First Amendment (the “Plan Amendment”) to the Company’s Amended and Restated 2007 Stock Incentive Plan (the “Restated Plan”). The Board of Directors is submitting the Plan Amendment to our shareholders for their approval.

The full text of the Plan Amendment and the Restated Plan are attached to this proxy statement as Exhibit A and Exhibit B, respectively. The principal terms of the Restated Plan as amended by the Plan Amendment (the “Amended Restated Plan”) are described below, but the description is qualified in its entirety by reference to the Restated Plan and the Plan Amendment. In the event of a conflict between the description of the Amended Restated Plan and the terms of the Restated Plan, the terms of the Restated Plan and the Plan Amendment will govern.

Highlights of the Amended Restated Plan

The Amended Restated Plan continues to provide for the following best practices:

•	Minimum vesting requirements on awards to employees

•	Annual limits on awards and cash fees for non-employee directors

•	NO dividends or dividend equivalents paid out prior to vesting

•	NO recycling of shares

•	NO repricing of options

•	NO reload options

•	NO discounted options

•	NO excise tax gross-up

The Plan Amendment makes the following changes:

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provides for an additional 2,115,000 shares of common stock available for awards under the Restated Plan, all of which may be issued pursuant to incentive stock options, which amount represents approximately 7.0% of the number of shares of common stock outstanding as of the record date;

•	extends the minimum vesting requirements on awards to directors in addition to employees;

•	clarifies that the plan does not allow for “liberal share recycling” of any awards;

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provides that upon a “Change in Control,” performance-vesting Awards shall vest on a pro rata basis based on the period of time the participant was employed by the Company during the performance period and the achievement of the applicable performance objectives; and

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removes the provisions related to the prior qualified performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which was repealed by The Tax Cuts and Jobs Act of 2017.

The Restated Plan was originally adopted by our Board on May 11, 2017 and approved by shareholders on August 15, 2017. No additional shares of common stock were added at the time that the Restated Plan was previously approved eight years ago. The Plan Amendment will become effective upon stockholder approval.

The closing stock price of one share of our common stock as reported on Nasdaq on the record date was $14.74.

As of June 2, 2025, stock awards covering an aggregate of 842,128 shares were outstanding under our 2007 Plan. In addition, 476,772 shares remained available for future grant under the 2007 Plan as of such date. The following table provides certain additional information regarding our equity incentive programs.

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As of June 02, 2025

Total number of shares of common stock subject to outstanding stock options	482,517

Weighted-average exercise price of outstanding stock options	$42.25

Weighted-average remaining term of outstanding stock options	4.02

Total number of shares of common stock subject to outstanding full value awards	359,611

Total number of shares of common stock available for grant under the 2007 Plan	476,772

Total number of shares of common stock available for grant under other equity incentive plans	0

Total number of shares of common stock outstanding	29,969,077

Per-share closing price of common stock as reported on Nasdaq Global Select Market	$15.32

Description of the Restated Plan

Purpose

The Restated Plan permits the grant of nonqualified stock options, incentive stock options, restricted stock and restricted stock units. There are 8 non-employee directors and approximately 6,250 employees, including all executive officers of the Company, currently eligible to participate in the Restated Plan.

The Restated Plan is designed to provide a means of giving existing and new employees, as well as non-employee directors, an increased opportunity to acquire an investment in the Company, thereby maintaining and strengthening their desire to remain with or join the Company, and stimulating their efforts on the Company’s behalf. Further, the Restated Plan provides an important tool in the Company’s overall policy of establishing compensation programs that serve to retain those individuals with leadership abilities necessary for increasing long-term shareholder value while aligning the interests of our officers and directors with those of our shareholders.

Available Shares

If the Plan Amendment is approved, a maximum of 7,116,620 shares of common stock may be subject to awards under the Amended Restated Plan. The number of shares issued or reserved pursuant to the Restated Plan (or pursuant to outstanding awards) is subject to adjustment on account of mergers, spin-offs, recapitalizations, consolidations, reorganizations, combinations, stock splits, stock dividends and other changes in the common stock. In the event that an option expires unexercised or an award is terminated, surrendered or cancelled without being exercised in whole for any reason or the settlement of such Award in cash, the shares of common stock covered by such award will be available for subsequent awards under the Restated Plan. The Restated Plan does not permit the Company to use cash proceeds from option exercises to repurchase shares on the open market for reuse under the Restated Plan, to reuse shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award, or to reuse shares that were subject to an option and were not issued or delivered upon the net settlement or net exercise of such option.

Administration

The Restated Plan is administered by the Compensation Committee of the Board (the “Committee”). The Committee has the sole discretion to determine the employees and directors to whom awards may be granted under the Restated Plan and the manner in which such awards will vest. However, awards granted to employees and directors generally may not vest for at least one year after the date of grant. The Committee is authorized to establish the terms and conditions of awards granted under the Restated Plan and to waive any such terms and conditions at any time (including, without limitation and subject to certain restrictions, accelerating or waiving any vesting conditions). Options, restricted stock awards and restricted stock units will be granted by the Committee to employees and directors in such numbers and at such times as the Committee shall determine, subject to the award limitations discussed below. The Committee is authorized to interpret the Restated Plan, to establish, amend and rescind any rules and regulations relating to the Restated Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Restated Plan.

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The Restated Plan expressly prohibits the Board and the Committee from amending the terms of outstanding options to reduce the purchase price of such outstanding options or to cancel outstanding options in exchange for cash, other awards or other options with a purchase price that is less than the purchase price of the original options or take any other action with respect to awards that would be treated as a repricing under the Nasdaq rules, regulations or listing standards, without shareholder approval.

Options

The Committee will determine the purchase price and term for each option; provided, however, that options must have a purchase price that is at least equal to the fair market value of the common stock on the date the option is granted. Vested options may be exercised in whole or in part. A participant may exercise an option by written notice and payment of the purchase price, subject to the terms and conditions established by the Committee (i) in cash or its equivalent (e.g., by check), (ii) by tendering, either by actual delivery of shares or by attestation, shares of common stock having a fair market value equal to the aggregate purchase price for the shares of common stock being purchased, (iii) by directing the Company to withhold shares of common stock issuable pursuant to the exercise of the option with a fair market value sufficient to pay the aggregate purchase price, (iv) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate purchase price for the shares being purchased, (v) by such other method approved by the Committee or (vi) by any combination of the foregoing methods.

Options granted under the Restated Plan may be nonqualified stock options or incentive stock options. Awards of incentive stock options under the Restated Plan will be subject to certain additional restrictions, which are described below.

Restricted Stock and Restricted Stock Units

The Committee may grant awards of restricted stock and restricted stock units. These awards will be subject to the terms and conditions established by the Committee. Any dividends or dividend equivalents with respect to awards of restricted stock or restricted stock units will be withheld and accrued by the Company, and distributed upon the release of restrictions on the underlying restricted stock or restricted stock units. If the restricted stock or restricted stock units are forfeited, the participant will have no right to the dividends or dividend equivalents accrued or withheld on the shares underlying the forfeited restricted stock or restricted stock units.

Award Limitations

General Award Limitations. No employee or director may receive options to purchase more than 500,000 shares of common stock in any fiscal year of the Company, and the value of awards granted to a non-employee director in any fiscal year, together with the total fees paid to the non-employee director in cash for services in the fiscal year, may not exceed $500,000.

Incentive Stock Options. The aggregate Market Price (determined at the time the Incentive Stock Option is granted) of the common stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all plans of the Company and any subsidiary) shall not exceed $100,000. No grant of an Incentive Stock Option shall be made under the Restated Plan more than ten (10) years after the date the Restated Plan was last approved by the shareholders of the Company. Additionally, if at the time an incentive stock option is granted, the employee recipient owns (after application of the rules contained in Section 424(d) of the Code) shares of common stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, then: (a) the purchase price for such incentive stock option will be at least 110% of the fair market value of the shares of common stock subject to such incentive stock option on the date of grant; and (b) such incentive stock option will not be exercisable after the date five years from the date such incentive stock option is granted. The maximum number of shares of common stock that may be issued under the Restated Plan pursuant to incentive stock options may not exceed, in the aggregate 7,116,620.

Transferability. Unless otherwise determined by the Committee, awards granted under the Restated Plan are not transferable other than by will or by the laws of descent and distribution.

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Tax Withholding

The exercise or payment of awards and the issuance of shares under the Restated Plan may be conditioned upon a participant making satisfactory arrangements for the satisfaction of any liability to withhold federal, state, local or foreign income or other taxes. In accordance with rules established by the Committee, the required tax withholding obligations may be settled in cash, or with shares, including shares that are part of the award that gives rise to the withholding requirement.

Effect of Certain Events

Death, Disability, Retirement and Termination of Employment or Service. Generally, a participant in the Restated Plan may exercise his or her vested options (if any) during his or her lifetime provided he or she is employed or serves as a director of the Company. In the event a participant’s employment or service is terminated, a participant may exercise his or her options to the extent exercisable at such time for 30 days from his or her date of termination. Except as expressly determined by the Committee in its sole discretion, if a participant’s employment or service is terminated as a result of a Disability (as defined in the Restated Plan) or due to a participant’s Retirement (as defined in the Restated Plan), the 30 day period after cessation of employment or service during which such options may be exercised (as described above) is extended to the earlier of one year or the option’s original expiration date. If a participant dies while employed by or serving as a director of the Company, the 30 day period is also extended to the earlier of one year or the option’s original expiration date, and all unvested options vest upon death. Except as expressly determined by the Committee, the unvested portion of a restricted stock award or restricted stock unit shall terminate upon the termination of employment or service for any reason. Notwithstanding the foregoing, in the event of the death of a recipient of a restricted stock award or restricted stock unit while an employee or director, the unvested portion of the restricted stock award or restricted stock unit shall become fully vested.

Change in Control. In the event of a change in control (as defined in the Restated Plan), (i) all options held by employees or directors shall become exercisable immediately prior to the change in control, (ii) all restrictions on time-vesting restricted stock and restricted stock units held by employees or directors shall lapse, and (iii) all restrictions on performance-vesting restricted stock and restricted stock units held by employees or directors shall lapse on a pro rata basis based on the period of time the participant was employed by the Company during the performance period and achievement of the applicable performance objectives. In addition, the Committee may provide for (i) the termination of an option upon the consummation of the change in control, but only if the participant has been permitted to exercise an option in full for a period of not less than 10 days prior to the change in control, (ii) payment in exchange for the cancellation of an award and/or (iii) issuance of substitute awards that will substantially preserve the terms of any awards.

Leave of Absence. In the case of an employee on an approved leave of absence, the awards of such employee shall not be affected unless such leave is longer than three months. The date of exercisability of any options of an employee which are unexercisable or the date of vesting of restricted stock and restricted stock units of an employee at the beginning of an approved leave of absence lasting longer than three months shall be postponed for a period equal to the length of such leave of absence.

Clawback and Recoupment

In order to comply with Section 10D of the Securities Exchange Act of 1934, and any regulations promulgated, or national securities exchange listing conditions adopted, with respect thereto (collectively, the “Clawback Requirements”), the Company will be entitled to recoup compensation of whatever kind paid under the Restated Plan at any time, in accordance with the Clawback Requirements and the Company’s Amended and Restated Clawback Policy.

Adjustments

In the event of any change in the outstanding shares of common stock by reason of any share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or transaction or exchange of shares or other corporate exchange, or any distribution to shareholders of shares other than regular cash dividends or any transaction similar to the foregoing, to prevent dilution or enlargement of an employee’s or a director’s rights under an award, the Committee without liability to any person shall make such substitution or adjustment, as to (i) the number or

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kind of shares or other securities issued or reserved for issuance pursuant to the Restated Plan or pursuant to outstanding awards, (ii) the purchase price of outstanding options and/or (iii) any other affected terms of such awards, as the Committee, in its sole discretion, deems equitable or appropriate.

Amendment and Termination

The Board may suspend, terminate, modify or amend the Restated Plan in any respect at any time. However, shareholder approval is required to give effect to any amendment which would materially increase the maximum number of shares which may be issued under the Restated Plan, materially increase the benefits accruing under the Restated Plan or materially modify the eligibility requirements for participation in the Restated Plan. In any case, no suspension, termination, modification or amendment may adversely affect any of the rights of a participant under any awards previously granted, without his or her consent.

New Plan Benefits

Other than with respect to annual grants of restricted stock to our non-employee directors that will be made on the date of each annual meeting, awards under the Restated Plan are discretionary and are not subject to set benefits or amounts, and we have not approved any awards that are conditioned on stockholder approval of the Restated Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors or employees under the Restated Plan.

The table below sets forth the benefits or amounts that will be received annually by our current non-employee directors under the Restated Plan. Because the number of restricted stock awards to be issued to each non-employee director is a function of the fair market value on the grant date, dependent on the value of the underlying shares of common stock at the time of grant, the actual number of awards to be issued to the non-employee directors under the Restated Plan cannot currently be determined.

Name and Position	Dollar Value ($)	Number of Units

All Current Directors who are Not Executive Officers as a Group (8 persons)	$130,000	N/A

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Aggregate Awards Granted

The following table sets forth information with respect to the number of shares subject to awards previously granted, to the following listed individuals and specified groups under the Restated Plan since its inception through the record date. The table includes shares subject to awards that may have been exercised, canceled or forfeited. There are no associates of directors, executive officers or nominees who have been previously granted awards under the 2007 Plan. There is no person who has received 5% or more of the available shares under the 2007 Plan.

Name and Position	Number of Shares Underlying Options	Number of Shares Underlying Restricted Stock Grants	Number of Shares Underlying Restricted Stock Units(1)

Named Executive Officers:

Peter D. Fitzsimmons, President and Chief Executive Officer	—	—	—

Michael T. Broderick, Former President and Chief Executive Officer	112,436	—	121,144

Brian D’Ambrosia, Executive Vice President – Chief Financial Officer	152,241	—	129,508

Maureen E. Mulholland, Executive Vice President – Chief Legal Officer and Secretary	101,187	—	96,855

Cindy L. Donovan, Senior Vice President – Chief Information Officer	30,441	—	37,866

Nicholas Hawryschuk, Senior Vice President – Operations	25,259	—	48,713

All Current Executive Officers as a Group	421,564	—	434,086

Each Nominee for Election as a Director:

John L. Auerbach		22,422	—

Lindsay N. Hyde		22,422	—

Leah C. Johnson		16,038	—

Stephen C. McCluski	40,000	22,422	—

Robert E. Mellor	70,260	22,422	—

Thomas B. Okray		4,937	—

Peter J. Solomon	101,040	22,422	—

Hope B. Woodhouse		8,686	—

All Current Directors who are Not Executive Officers as a Group (8 persons)	211,300	141,771

All Employees, including all Current Officers Who are not Executive Officers, as a Group	4,320,276	—	374,770

(1)	These include performance vesting RSUs that reflect the target number of shares.

Certain Federal Income Tax Consequences

The following summary describes the principal U.S. federal income tax consequences of grants made under the Restated Plan. The summary is based upon an analysis of the Code, as currently in effect, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Any such change could have retroactive effect and could affect the consequences described in the summary. The summary does not purport to cover all federal income tax consequences that may apply to a participant, and does not contain any discussion of foreign, state or local tax laws. Participants are urged to consult their own tax advisors regarding the tax consequences to them of acquiring and exercising awards and upon the sale or other disposition of any common stock acquired under the Restated Plan, as well as any tax consequences that may arise under the laws of any state, local or foreign jurisdiction.

Incentive Stock Options

Options granted or to be granted under the Restated Plan will be either incentive stock options under Section 422 of the Code or nonqualified stock options. Incentive stock options can only be granted to employees. In general, neither the grant nor the exercise of an incentive stock option granted under the Restated Plan will result in taxable income to

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the employee or a deduction to the Company. However, the excess of the fair market value of the common stock acquired upon the exercise of an incentive stock option over the purchase price is included in the “alternative minimum taxable income” of the participant for the year in which such option is exercised and may subject the participant to increased taxes under the “alternative minimum tax”. If the common stock is sold before the later of two years from the grant date and one year from the date of exercise, the excess of the fair market value of the shares on the date of exercise (or sale proceeds if less) over the exercise price is taxed as ordinary income, and, subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction for this amount; any remaining gain is taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, without a Company tax deduction.

Nonqualified Stock Options

Nonqualified stock options are not intended to qualify as incentive stock options under Section 422 of the Code. In general, no taxable income will be recognized by the participant and no deduction will be allowed to the Company upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, a participant will recognize an amount of ordinary income equal to the excess of the fair market value on the exercise date of the shares of common stock issued to the participant over the purchase price. Subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled to a corresponding tax deduction equal to the amount included in the participant’s income. Any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, but will not result in any further deduction for the Company.

Restricted Stock

A participant recognizes ordinary income equal to the fair market value of an award of restricted stock at the time the restrictions on the restricted stock lapse (and subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled to a corresponding tax deduction), unless the participant elects to be taxed currently under Section 83(b) of the Code. If such an election is made within 30 days after the date of grant of restricted stock, the participant will recognize ordinary income on the date of grant equal to the fair market value of the shares on the date of grant and subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled to a corresponding deduction. Any gain or loss realized by the participant upon the disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, as measured from the time the restrictions lapse (or from the date of grant if the participant makes the election under Section 83(b) of the Code), but will not result in any further deduction for the Company.

Restricted Stock Units

Upon the grant of restricted stock units, the participant recognizes no income and the Company is not allowed a deduction. When restricted stock units are paid, the participant realizes ordinary income in an amount equal to the fair market value of the underlying shares of common stock at the time of payment, and, subject to the provisions of the Code, including Section 162(m), the Company will be entitled to a corresponding deduction. Any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, but will not result in any further deduction for the Company.

Vote Required

Shareholders can vote FOR, AGAINST or ABSTAIN on this proposal.

The affirmative vote of the majority of the votes cast on this proposal is required for approval of the Plan Amendment. In addition, at least 60% of the shares of Class C Preferred Stock must vote as a separate class or unanimously consent to effect or validate the approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FIRST AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN.

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OUR EXECUTIVE OFFICERS

The table and biographies below identify our current executive officers, the term they have served with us and their business experience:

Name	Age	Office and Position

Peter D. Fitzsimmons	68	President and Chief Executive Officer

Brian J. D’Ambrosia	50	Executive Vice President — Finance, Chief Financial Officer, Treasurer and Assistant Secretary

Maureen E. Mulholland	54	Executive Vice President — Chief Legal Officer and Secretary

Cindy L. Donovan	56	Senior Vice President — Chief Information Officer

Nicholas Hawryschuk	43	Senior Vice President — Operations

Peter D. Fitzsimmons was appointed President and Chief Executive Officer of the Company in March 2025. Mr. Fitzsimmons brings over 30 years of senior executive and advisory experience, including with a number of companies in retail and auto services. He is a Partner and Managing Director of AlixPartners, a global consulting firm, where he has served in client-focused leadership roles advising companies and serving as an advisor, CEO and CFO to clients undertaking significant transformation, turnaround, and operational improvement efforts. Some of his notable industry experience includes serving as CEO of a large automotive collision repair business, and as CFO of an auto parts distributor. He rejoined AlixPartners in 2020 after spending seven years with Tower Three Partners, an operationally-oriented private equity firm. Mr. Fitzsimmons first joined AlixPartners in 1995.

Brian J. D’Ambrosia was promoted to Executive Vice President — Finance, Chief Financial Officer and Treasurer in April 2018. Before that, since January 2017, Mr. D’Ambrosia served as Senior Vice President — Finance, Chief Financial Officer and Treasurer, and was appointed Assistant Secretary in May 2017. Mr. D’Ambrosia was Vice President — Finance from May 2016 to December 2016. From January 2013 to May 2016, Mr. D’Ambrosia was Vice President — Controller and was named Chief Accounting Officer in December 2015. From August 2010 to January 2013, Mr. D’Ambrosia, a certified public accountant, was Regional Controller — Americas Process Solutions Group at Robbins & Myers, Inc., a publicly held manufacturer of engineered equipment and systems in the global energy and industrial markets. From August 2005 to July 2010, Mr. D’Ambrosia held various accounting and finance positions with Birds Eye Foods, Inc., including Controller-Accounting, Reporting and Planning and Controller-Operations Accounting. From September 2003 to August 2005, Mr. D’Ambrosia was Chief Financial Officer at Rochester Sports Group, a company in the sports entertainment industry. Mr. D’Ambrosia was previously an Audit Manager with Deloitte & Touche, LLP, in Rochester, New York, and was affiliated with that firm from 1997 to 2003.

Maureen E. Mulholland was promoted to Executive Vice President — Chief Legal Officer and Secretary in August 2020, having previously served as Senior Vice President — General Counsel and Secretary since August 2017. Ms. Mulholland joined the Company as General Counsel in October 2003 and was appointed Vice President in May 2012. Prior to joining the Company, Ms. Mulholland worked as an associate attorney at the Rochester, NY-based law firms of Underberg & Kessler LLP and Harris Beach, PLLC. She graduated from the University of Notre Dame Law School.

Cindy L. Donovan was promoted to Senior Vice President — Chief Information Officer in November 2022. Ms. Donovan joined the Company in September 2019 as the Director of Project Management and Data Architecture, and she was promoted to Vice President — Information Technology in January 2020. Later, she was promoted to Senior Vice President —Information Technology in December 2020. Before joining the Company, Ms. Donovan was Vice President, Chief Information Officer at IEC Electronics Corp. from December 2016 to August 2019 and Senior IT Manager, Data Services for Paychex, Inc. from December 2014 to December 2016. Earlier in her career, she held leadership positions at Carestream Health from 2007 to 2014, including Director of IT Strategic Planning, PMO, and Governance, after holding several IT management, compliance and ERP application development positions at Eastman Kodak Company until 2006.

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Nicholas Hawryschuk was promoted to Senior Vice President — Operations in February 2025. Mr. Hawryschuk leads all aspects of the Company’s retail and commercial operations. He is responsible for developing and executing Monro’s strategy and implementation plan to further strategic goals. Mr. Hawryschuk joined Monro as Vice President — Finance in August 2020 and was promoted to Vice President — Finance and Operations Support in July 2022. His role was expanded when he was appointed Vice President — Finance and Operations in March 2024, overseeing the Finance and Loss Prevention organizations and leading the Company’s Operations Support Team. He also extended his scope to lead and grow Monro’s Fleet and Strategic Accounts business and the Company’s Global Call Center. Prior to serving with the Company, Mr. Hawryschuk was the Senior Director of Global Business Service Finance and Controller of Global Finance Shared Services at Xylem, Inc., a global manufacturer of water technology.

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PROPOSAL NO. 3 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking our shareholders to vote on an advisory resolution to approve the compensation paid to our executive officers for Fiscal 2025 (“Say on Pay”). Our Fiscal 2025 compensation program reflects our pay-for-performance philosophy. We continue to tie a significant portion of our Named Executive Officer compensation to both short and long-term Company-performance objectives. We also believe that our compensation programs are designed to align the interests of our executive officers with those of our shareholders.

We urge shareholders to read the “Compensation Discussion and Analysis,” below, which details how our executive compensation programs and policies are designed to achieve our compensation objectives, as well as the 2025 Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our Named Executive Officers.

2025 Advisory Vote on Executive Compensation

The Compensation Committee, along with the Board, believe that the policies, procedures and amounts of compensation discussed here, and described further in this Proxy Statement, are effective in achieving the desired goals of aligning our executive compensation structure with the interests of our shareholders. To indicate approval of our executive compensation, a majority of the votes cast must vote in favor of the proposal.

This Say on Pay vote is advisory and therefore is not binding on the Company, the Compensation Committee or our Board. However, our Board values the opinions of our shareholders and, to the extent there is any significant vote against the executive compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether actions are necessary to address these concerns.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking shareholders to approve the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED on a non-binding basis.”

We currently hold this vote on an annual basis. The next vote is expected to be held at the 2026 annual meeting of shareholders (the “2026 Annual Meeting”).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This compensation discussion and analysis (the “CD&A”) describes our executive compensation programs and explains how the Compensation Committee of the Board of Directors (the “Committee”) made its compensation decisions for our named executive officers for Fiscal 2025. In addition to the compensation of the Named Executive Officers, as a matter of practice the Committee reviews the compensation and performance of all Senior Vice President and Executive Vice President-level employees.

Below is the list of our named executive officers (our “Named Executive Officers” or “NEOs”) for Fiscal 2025:

•	Peter D. Fitzsimmons, President and Chief Executive Officer (our “CEO”);

•	Michael T. Broderick, Former President and Former Chief Executive Officer;

•	Brian D’Ambrosia, Executive Vice President – Chief Financial Officer;

•	Maureen E. Mulholland, Executive Vice President – Chief Legal Officer and Secretary;

•	Cindy L. Donovan, Senior Vice President – Chief Information Officer; and

•	Nicholas Hawryschuk, Senior Vice President – Operations.

Mr. Broderick’s employment with the Company terminated on March 27, 2025.

Mr. Fitzsimmons was appointed by the Board of Directors as our CEO, effective March 28, 2025.

Mr. Hawryschuk was appointed by the Board of Directors as Senior Vice President – Operations on February 5, 2025.

The following discussion and analysis should be read in conjunction with the tabular disclosures regarding the compensation of our Named Executive Officers in Fiscal 2025 and the report of the Committee, which immediately follow below.

Executive Summary

Compensation Philosophy and Objectives

Our executive compensation program is overseen and administered by the Committee, which is comprised entirely of independent directors as determined in accordance with Nasdaq rules. The Committee operates under a written charter adopted by the Committee and ratified by the Board of Directors. A copy of the charter is publicly available on our website at https://corporate.monro.com/investors/governance/governance-documents/default.aspx.

Our compensation program is intended to meet three principal objectives: (1) attract, reward and retain officers and other key employees; (2) motivate these individuals to achieve short-term and long-term corporate goals and enhance shareholder value; and (3) support our core values and culture by promoting internal equity and external competitiveness. To meet these objectives, the Committee has adopted the following overriding policies:

•	Pay compensation that is competitive with the practices of other leading automotive and retail companies; and

•	Pay-for-performance by:

-	setting challenging yet realistic annual performance goals in our short-term incentive plan that rewards executives for the achievement of these goals; and

-	providing a mix of long-term incentives weighted toward performance to ensure alignment with shareholders and focus on increasing shareholder value, while retaining key talent.

The above policies guide the Committee in determining the proper allocation between short-term and long-term compensation. Other considerations include our financial performance, business objectives, our fiduciary and corporate responsibilities (including internal equity considerations and affordability), competitive practices and trends, and regulatory requirements.

Our compensation program rewards our Named Executive Officers for attaining established goals that require the dedication of their time, efforts, skills and business experience for the success of the Company. The program is designed to incentivize and reward both annual and long-term performance. Short-term compensation is provided

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through base salary and annual incentive. Long-term compensation is provided through a mix of stock options, performance-vesting restricted stock units (“PSUs”); and time-vesting restricted stock units (“RSUs”). The value of each element is based on a number of factors predicated on the Company’s financial performance. In addition, our Named Executive Officers receive other benefits, which are available to all other salaried employees of the Company.

What We Do	What We Don’t Do

✓ Pay for performance – majority of compensation is “at risk”	X No short sales by directors, officers or employees

✓ Reasonable post-employment and change in control provisions	X No hedging or pledging of company stock

✓ Stock ownership guidelines	X No change in control tax gross-ups

✓ Utilize independent compensation advisor	X No repricing of underwater options without shareholder approval

✓ Clawback policy	X No single trigger cash severance based solely upon a change-in-control of the Company

✓ Annual shareholder “say on pay” vote

✓ Executive benchmarking

✓ Modest Limited perquisites

✓ Annual risk assessment

Shareholder Engagement

We believe that it is important for us to communicate with shareholders regularly regarding areas of interest or concern. Engagement with shareholders allows us to solicit input and respond to questions about Company matters, including our executive compensation program. At the 2024 annual meeting of the shareholders, approximately 99% of the votes cast were in favor of the advisory vote to approve executive compensation. The Committee considered these results when making the decisions described in this CD&A. We believe our current long-term program ensures alignment with shareholders and a focus on pay for performance. We will continue to engage with our shareholders and evaluate their feedback for potential changes in the future.

Oversight of the Executive Compensation Program

The Committee administers our executive compensation program on behalf of the Board and our shareholders.

In determining the appropriate compensation package for our executives, the Committee reviews, on an annual basis, each executive’s past and present compensation, including equity and non-equity-based compensation. In addition, our CEO annually reviews the performance of each of the executives (other than himself, whose performance is reviewed annually by the Committee). The conclusions reached and recommendations made based on these reviews for base salary levels, annual bonus and long-term incentive amounts are presented to the Committee in May each year. The Committee relies to a large extent on our CEO’s evaluations of each executive’s performance. However, it is the Committee which makes all final compensation decisions regarding our executives.

The Committee aims to have a substantial portion of each executive’s compensation be incentive-based, with the most senior executives having the highest proportion. For these executives, the emphasis is further weighted toward long-term incentives to align with sustained performance and shareholder value creation.

Role of the Compensation Consultant

As outlined in its charter, the Committee has the authority to retain consultants and advisers, at the Company’s expense, to assist in the discharge of the Committee’s duties. The Committee has retained the services of Exequity, LLP (“Exequity”) as its independent compensation consultant. Exequity has not provided any other services to the Company prior to or subsequent to being retained as the compensation consultant to the Committee. The Committee was solely responsible for the decision to retain Exequity as its consultant. Exequity advises the Committee on matters

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of Named Executive Officer compensation, assists with analysis and research, and provides updates on evolving best practices in compensation. While Exequity may express an opinion on compensation matters, the Committee is solely responsible for setting the type and amount of compensation for our Named Executive Officers. Exequity reports directly to the Committee and has direct access to the Committee through the Committee’s Chair. The Committee requires that any compensation consultant it retains cannot be utilized by management for other purposes. Although management may work closely with the consultant, the consultant is ultimately accountable to the Committee on matters related to executive compensation.

The Committee recognizes that it is essential to receive objective advice from its compensation consultant. The Committee examines the procedures and safeguards that Exequity takes to ensure that the compensation consulting services are objective. The Committee has assessed the independence of Exequity pursuant to Nasdaq rules and its charter and concluded that Exequity’s work for the Committee does not raise any conflict of interest. In making this assessment, the factors taken into consideration included:

•	that the compensation consultant reports directly to the Committee, and the Committee has the sole power to terminate or replace its compensation consultant at any time;

•	the compensation consultant does not provide any other services to the Company;

•	the compensation consultant’s policies and procedures are designed to prevent conflicts of interest;

•	whether the compensation consultant’s advisor to the Company owns stock in the Company; and

•	any business or personal relationships between the compensation consultant’s advisor to the Company, on one hand, and any member of the Committee or any executive officer, on the other hand.

Benchmarking

In addition to many other factors that affect compensation determinations, the Committee considers the compensation practices of a peer group, where available, in evaluating the compensation program. The Committee reviews the peer group annually, with support from Exequity, to ensure the peer group remains relevant and comparable to Monro in terms of industry and size. For fiscal 2025, no changes were made to the peer group. The peer group of 18 companies includes companies within the automotive aftermarket and specialty retail industry retailers with revenues between $600M and $3B. The peer group used to inform Fiscal 2025 executive compensation included:

America’s Car-Mart, Inc.	Lazydays Holdings, Inc.	RumbleOn, Inc.
Big 5 Sporting Goods Corporation	Leslie’s, Inc.	Sportsman’s Warehouse Holdings, Inc.
CarParts.com, Inc.	MarineMax, Inc.	Standard Motor Products, Inc.
Dorman Products, Inc.	Mister Car Wash, Inc.	The Container Store Group, Inc.
Driven Brands Holdings Inc.	National Vision Holdings, Inc.	Valvoline Inc.
Hibbett, Inc.	OneWater Marine Inc.	Vroom Inc.

The peer group was used in benchmarking NEO compensation for Fiscal 2025. The peer group served as the primary reference, with survey data utilized as a secondary reference.

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Elements of Compensation for Fiscal 2025

Monro’s executive compensation program and philosophy, set forth by the Compensation Committee, is designed to:

•	Attract, reward and retain talented and experienced executives and other key employees.

•	Motivate our executive officers to achieve short-term and long-term performance that will enhance shareholder value.

•	Support our core values and culture by promoting internal equity and external competitiveness.

The objectives and key characteristics of our Fiscal 2025 executive compensation program are summarized below:

Compensation Element		Period Covered	Objectives
Fixed	Base Salary (Cash)	Annual

•  Fixed annual cash provided for performing day-to-day job responsibilities

•  Generally determined based on an individual’s time in the position, experience, performance, future potential and market data

•  Reviewed annually for potential adjustment based on factors such as changes in the executive’s responsibilities, individual performance and market data

At-Risk	Annual Incentive Bonus (Cash)	Annual

•  Variable cash compensation tied to the achievement of annual corporate financial and operational goals established by the Committee each fiscal year

•  Aligns compensation with annual performance results

	Long-Term Incentive (“LTI”) Compensation (Equity Awards)	3-4 years

•  Mix of equity awards intended to provide a balanced portfolio with the intention of motivating, rewarding, and retaining executives

•  Greater portion of LTI delivered as performance-based equity, including: 50% PSUs, 25% stock options, and 25% RSUs

•  Performance-vesting stock units (PSUs)

○    Vest over a three-year performance period

○  PSUs are forfeited if multi-year objectives are not met

○    Encourages long-term, sustained performance and retention

○  Facilitates stock ownership

•  Stock options

○  Promotes alignment with shareholders, with no value realized unless stock price appreciates over the grant price

○  Vests in equal installments over four years

○  Encourages long-term, sustained performance

○  Encourages retention through multi-year vesting

•  Time-vesting restricted stock units (RSUs)

○  Vests in equal installments over four years

○  Encourages retention through multi-year vesting

○  Facilitates stock ownership

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Base Salary

We provide our Named Executive Officers (other than Mr. Fitzsimmons) with a base salary to compensate them for services rendered during the fiscal year. The amount of base salary is meant to reflect the primary responsibilities of his or her position and is set at a level that the Committee believes will enable us to attract and retain talent. The Committee considers a number of criteria in establishing and adjusting the base salary of a particular executive officer, including, among other things, recent hiring experience, individual performance, internal pay alignment and equity, responsibilities of the position, individual experience and methods to achieve results, as well as market data.

Salaries for executive officers are reviewed annually or when there is a change in position or responsibilities, such as a promotion. Annual salary planning begins with a percentage guideline for increases, based upon our annual budget, which is adjusted upward or downward for individual performance based on recommendations from our CEO. The guidelines are set after considering competitive market factors as previously described, affordability and current salary levels, as appropriate.

In May 2024, the Committee approved a base salary increase of 5% for Ms. Mulholland and a base salary increase of 7% for Ms. Donovan, in each case to better align their base salaries and total compensation with the peer group median. In February 2025, the Committee approved a base salary increase of 23% for Mr. Hawryschuk in connection with his promotion to Senior Vice President – Operations. Mr. Hawryschuk’s increased base salary was pro-rated for Fiscal 2025 beginning in November 2024 when he assumed the role of Divisional Vice President for the North Division upon the departure of the previous incumbent. Following the base salary increases, Ms. Mulholland’s base salary approximated the peer group 25th percentile. Ms. Donovan’s and Mr. Hawryschuk’s base salaries trailed the peer group 25th percentile by 12% and 19%, respectively.

Pursuant to the APS engagement letter (discussed below under Other Matters – APS Engagement Letter), APS provides Mr. Fitzsimmons to serve as our President and CEO, and he is not eligible to receive a base salary from us.

Annual Incentive

Each May, the Committee establishes targets for annual incentives in the form of performance-based cash bonuses to compensate executive officers, as well as other management employees. Our Named Executive Officers (other than Mr. Fitzsimmons) receive their annual incentive pursuant to our executive incentive plan.

Following the results of Exequity’s study of our peer group and general industry data, the Committee approved the changes to the incentive plan for Fiscal 2025, including:

•	utilizing operating income as a performance metric instead of pre-tax income;

•	changing the weighting of the performance metrics; and

•	widening of the payout curve to 200% of target for maximum performance.

As a result, the incentive plan for Fiscal 2025 focused on increasing revenue, profit and same store sales. Fiscal 2025 performance measures and weighting were:

1.	70% based on operating income; and

2.	30% based on comparable store sales.

The targets for operating income and comparable store sales were set based on the budget approved by the Board for Fiscal 2025. The Fiscal 2025 incentive opportunities for executives ranged from 0% to 200% of target based on performance. Under the incentive plan for Fiscal 2025, the target bonus amounts and maximum payout amounts for our Named Executive Officers were:

Name	Base Salary ($)(1)	Target Bonus (% of Base Salary)

Michael T. Broderick	796,923	100

Brian J. D’Ambrosia	450,000	75

Maureen E. Mulholland	379,686	60

Nicholas Hawryschuk(2)	310,000	60

Cindy L. Donovan	326,858	40

(1)	Represents the actual amounts paid to our Named Executive Officers for Fiscal 2025.

(2)	Mr. Hawryschuk’s target bonus increased from 40% to 60% in connection with his promotion to SVP-Operations.

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All awards made under the incentive plan are subject to the Committee’s approval. In addition, the Committee has the sole authority to determine whether the performance targets have been achieved and, if so, the applicable incentive award percentages to be paid. The Committee may use its discretion to include or exclude extraordinary or unusual items in determining the level of achievement of the performance targets.

The Committee’s practice is to pay cash awards based upon the achievement of our annual financial performance goals.

The table below provides the Fiscal 2025 goals and achievements:

	Fiscal 2025 Goal and Actual Results Achieved
Name	Threshold	Target	Maximum	Actual
Operating Income (thousands)	$60,200	$75,200	$90,200	$38,700
% of Target	50%	100%	200%	0%
Comparable Store Sales Increase	-2%	2.0%	6.0%	-3.5%
% of Target	50%	100%	200%	0%

None of our Named Executive Officers earned an annual incentive for Fiscal 2025 because both operating income and comparable store sales were less than threshold.

Pursuant to the APS engagement letter (discussed below under Other Matters – APS Engagement Letter), APS provides Mr. Fitzsimmons to serve as our President and CEO, and he is not eligible to receive an annual incentive from us.

Long-Term Incentive Compensation

In Fiscal 2025 the Committee utilized a mix of three long-term incentive vehicles (PSUs, stock options, and RSUs) for our NEOs (other than Mr. Fitzsimmons). For all NEOs who receive equity awards except for Mr. Hawryschuk, the weighting assigned to each long-term incentive vehicle included:

1.	50% PSUs;

2.	25% stock options; and

3.	25% RSUs.

In Fiscal 2025, for Mr. Hawryschuk the weighting of each long-term incentive vehicle included:

1.	33% stock options;

2.	33% PSUs; and

3.	33% RSUs.

We believe our three-pronged approach to long-term incentives encourages retention, performance and a continuing link with shareholders.

PSUs issued for Fiscal 2025 (the “Fiscal 2025 PSUs”) vest on a sliding scale based on the Company’s relative Total Shareholder Return (“rTSR”) performance as compared to the S&P Composite Specialty Retail Index, measured at the end of fiscal year 2027 (“Fiscal 2027 PSU rTSR”). The Fiscal 2025 PSU vesting scale is as follows:

rTSR Percentile	<25th	25th	50th	≥75th
Fiscal 2025 PSU Vesting Percentage	0%	50%	100%	200%

For rTSR percentiles between the 25th and 50th percentile and between the 50th and 75th percentile, the Fiscal 2025 PSUs vesting percentage will be determined by linear interpolation. The shift from pre-tax return on invested capital – used for the Fiscal 2024 PSUs – to rTSR for the Fiscal 2025 PSUs reflects findings from Exequity’s peer group and general industry analysis. rTSR was selected to strengthen the alignment between executive pay and long-term shareholder value creation.

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We believe this emphasis on rTSR in the long-term incentive plan, combined with the annual incentive metrics focused on operating income and organic growth, provides a balanced framework that drives both profitability and sustained value creation for shareholders.
The Committee considered the following factors in evaluating the 2025 long-term incentive compensation grants for our Named Executive Officers: recommendation by our CEO, Company and individual performance, responsibility, peer group and survey benchmarking, prior equity compensation awards, the value of the awards as a percentage of the recipient’s total compensation and the expense associated with the awards. Fiscal 2025 long-term incentive grants are consistent with the prior fiscal year to maintain the proportion of performance-based compensation.
In addition to the Fiscal 2025 long-term incentive compensation grants, in July 2024, the Committee approved an RSU award in the amount of fifty percent of base salary to each of Ms. Donovan and Mr. Hawryschuk, which vest ratably over a three-year period. These RSU grants were intended to recognize, retain and incentivize these NEOs.
Pursuant to the APS engagement letter (discussed below under Other Matters – APS Engagement Letter), APS provides Mr. Fitzsimmons to serve as our President and CEO, and he is not eligible to receive long-term incentive compensation from us.
Executive Officer Stock Ownership Guidelines
We require our Named Executive Officers (other than Mr. Fitzsimmons) to achieve and maintain a certain minimum level of ownership of our common stock. The purpose of the guidelines is to further engage certain senior executives in the long-term success of the Company. Our stock guidelines for our Named Executive Officers (other than Mr. Fitzsimmons) are as follows:

Position	Stock Ownership Guideline
Chief Executive Officer	Common stock with an aggregate value equal to at least four times annual base salary
Other Named Executive Officers	Common stock with an aggregate value equal to at least three times annual base salary
Each covered executive is required to achieve his or her required ownership level within four years of being named a Named Executive Officer. As of March 29, 2025, all Named Executive Officers to whom the guidelines apply are in full compliance with the stock ownership guidelines.
Clawback Policy
The Committee oversees the Monro, Inc. Amended and Restated Clawback Policy (the “Clawback Policy”), which was adopted to comply with Nasdaq listing standards promulgated in accordance with the SEC’s final clawback rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Clawback Policy provides for the mandatory recoupment of erroneously awarded incentive-based compensation from covered executive officers in the event of an accounting restatement resulting from material noncompliance, or the correction of an immaterial error that, if not corrected, could result in material noncompliance with financial reporting requirements under the federal securities laws (a “restatement”). The amount of erroneously awarded incentive-based compensation is the amount of incentive-based compensation received by the covered executive officer that exceeds the amount of incentive-based compensation that otherwise would have been received by the covered executive officer had it been determined based on the amounts in the restatement. In addition, the Clawback Policy provides for the mandatory recoupment of certain incentive compensation from any executive officer in the event of a restatement who commits acts of fraud, misappropriation, embezzlement, the commission of a felony, or any act or failure to act that causes the executive officer or the Company to be in violation of the federal securities laws. The Clawback Policy is administered by the Committee and applies to current and former executive officers and such other employees who may from time to time be deemed subject to the policy by the Committee.
Stock Option Grant Timing Policy
The Committee oversees our Stock Option Grant Timing Policy which governs the timing of granting stock options, stock appreciation rights and similar instruments with option-like features (“stock options”) The Committee grants stock options, if any, to our executive officers during the Committee’s regularly scheduled meeting in May every fiscal year. If the Committee grants stock options outside of our typical annual award schedule, those grants should be awarded pursuant to the policy during the permitted trading period for key employees identified in our insider trading policy. In

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accordance with the policy, the Company does not take material nonpublic information into account when determining the timing and terms of stock options, and the Company does not purposely accelerate or delay the public release of material information to allow a stock option recipient to benefit from a more favorable stock price.
Anti-Hedging and Pledging Policy
Under our insider trading policy, we prohibit employees from engaging in transactions in our securities involving publicly traded options, short sales and hedging transactions because they may create the appearance of unlawful insider trading and, in certain circumstances, present a conflict of interest. In addition, our insider trading policy prohibits employees from pledging our securities as collateral for a loan or holding our securities in a margin account unless the margin feature is not utilized or our securities are otherwise excluded from being pledged.
Retirement Benefits under the 401(k) Plan, Executive Perquisites and Generally Available Benefit Programs
We also provide our Named Executive Officers (other than Mr. Fitzsimmons) with perquisites and other personal benefits that the Committee believes are reasonable and consistent with our overall executive compensation program, the Committee’s executive compensation philosophy, as well as the Committee’s objective to better enable us to attract and retain the most talented and dedicated executives possible. The Committee periodically reviews the levels of perquisites and other personal benefits provided to our Named Executive Officers.
We sponsor, for all employees, a profit-sharing plan with a 401(k) feature, which is intended to qualify under Section 401(a) of the Internal Revenue Code. Beginning in July 2018, this plan was amended to match 50% of the first 6% contributed to the 401(k) plan. Participants are 100% vested in their own contributions at all times. Matching contributions vest 25% after two years of service, 50% after three years of service, 75% after four years of service and 100% after five years of service.
Our Executive Deferred Compensation Plan (the “Plan”) provides an opportunity for additional tax-deferred
savings to a select group of management or highly compensated employees bearing a comparable ratio to compensation as is provided to employees whose retirement benefit is not limited by the Internal Revenue Code. The Plan provides the opportunity for eligible employees, including our Named Executive Officers (other than Mr. Fitzsimmons), to defer the receipt of certain compensation, including base salary and short-term incentives. Under the Plan, we match base salary deferral amounts for salary over the Internal Revenue Code compensation limit (applicable to qualified employee 401(k) plans) using the same matching formula as under our qualified 401(k) plan. No amounts credited under the Plan are funded and the right of a participant or beneficiary to receive a distribution is an unsecured claim against our general assets. The Plan is part of our competitive total compensation and benefits package that helps us attract and retain key talent. The costs of the Plan are included in the Nonqualified Deferred Compensation Table. The current annual earnings rate of 5% is credited to the account under the Plan.
Our other benefit plans primarily include medical and other health care benefits, group life insurance, and disability. In addition, as of August 1, 2023, our Named Executive Officers (other than Mr. Fitzsimmons) and certain other executives were provided with coverage in an executive supplemental health benefit program offering specialized health insurance benefits that complement primary health plans. This health plan offers coverage for qualified medical expenses (as defined by the IRS Code § 213(d)), including certain medical plan gaps, mental health and wellness treatments, executive physicals, prescriptions, and dental and vision treatments.
Our Named Executive Officers (other than Mr. Fitzsimmons) are provided with the use of a company-owned vehicle, as well as participation in the plans and programs described above.
The Committee may, in its discretion, revise, amend or add to an executive officer’s perquisites and benefits as, when and if it deems advisable or appropriate. The Committee believes, based upon publicly available information, that the benefits described above are typical for senior executives at comparable companies.
Attributed costs of the perquisites and personal benefits described above for our Named Executive Officers (other than Mr. Fitzsimmons) for Fiscal 2025 are included in the “All Other Compensation” column of the 2025 Summary Compensation Table appearing below.
Pursuant to the APS engagement letter (discussed below under Other Matters – APS Engagement Letter), APS provides Mr. Fitzsimmons to serve as our President and CEO, and he is not eligible to participate in any of our perquisites or other personal benefit programs.

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Other Matters

Employment and Other Agreements

The Company’s employment agreements and letter agreements with its executives are reviewed and approved by the Committee. The Committee believes that these agreements are an important part of our overall executive compensation program and serve as a recruitment and retention device.

The employment agreement for a Named Executive Officer, if any, generally addresses roles and responsibilities; rights to compensation and benefits during active employment; resignation by the employee with or without “Good Reason”, as defined in the agreement; termination in the event of death, disability or retirement; and termination for “Cause” and termination without “Cause”, as defined in the agreement. Further, the agreements stipulate that the executive may not compete with us or solicit our employees for prescribed periods following termination of employment and may not disclose confidential information of the Company.

The employment agreements also contain termination and related pay provisions in the event of a “change in control.” In each case, for the change in control provision to apply, there must be both (1) a “change in control,” as well as (2) a termination by us without cause or a resignation by the executive for reasons defined in the agreement, including a material diminution of his duties. A “change in control” is generally deemed to occur (i) when a person or group who was not an affiliate as of the date we entered into the agreement (a “Non-Affiliate”) acquires beneficial ownership of 50% or more of our Common Stock; (ii) upon our sale substantially as an entity to a Non-Affiliate; or (iii) when there occurs a merger, consolidation or other reorganization of the Company with a Non-Affiliate, in which our shareholders immediately preceding the merger hold less than 50% (disregarding the voting and consent rights of the Class C Preferred Stock) of the combined voting power for the election of directors of the Company immediately following the merger. Consistent with our policy, none of the employment agreements include an excise tax gross-up provision.

APS Engagement Letter

On March 28, 2025, we entered into an engagement letter with AP Services, LLC, an affiliate of AlixPartners (“APS”), pursuant to which APS will provide for Mr. Fitzsimmons to serve as the Company’s President and CEO and the Company will pay a monthly fee of $250,000 to APS for Mr. Fitzsimmons’ services in addition to reasonable out-of-pocket expenses. We have no role in determining the compensation received by Mr. Fitzsimmons for his services. Under the APS engagement letter, Mr. Fitzsimmons and APS representatives are prohibited from disclosing confidential information of the Company for three years after the end of the engagement. The engagement letter may be terminated by us or APS at any time upon written notice.

Broderick Agreement

In October 2023, we entered into an amended and restated employment agreement (the “Broderick Agreement”) with Mr. Broderick to serve as our President and Chief Executive Officer.

Under the Broderick Agreement, Mr. Broderick (i) was paid an annual base salary of at least $800,000 (as of January 2025); (ii) was eligible to earn an annual bonus for each fiscal year, pursuant to the terms of the bonus plan, of 75% of his base salary for achievement of Company threshold performance levels, 100% of his base salary for achievement of Company target performance levels, and 150% of his base salary for achievement of Company maximum performance levels or more; (iii) was eligible to receive annual equity incentive awards with a target value of $1,500,000 in a combination of awards on a basis comparable with other senior executives as determined by the Committee; and (iv) participated in the Company’s other incentive and welfare benefit plans made available to executives.

In March 2025, we entered into a separation agreement with Mr. Broderick (the “Separation Agreement”). Under the Separation Agreement, Mr. Broderick is entitled to salary continuation payments equal to one year of his base salary over a 12-month period. In addition, the vesting of his unvested RSUs and unvested options was accelerated, and the options remained exercisable for 90 days after the end of his employment. His PSUs will be eligible to vest on a pro rata basis based on the period of time Mr. Broderick was employed during the performance period and the Company’s achievement of the applicable performance goals, all in accordance with the other terms of any such plan or grant.

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D’Ambrosia Agreement

In October 2023, we entered into an amended and restated employment agreement (the “D’Ambrosia Agreement”) with Mr. D’Ambrosia, with a term extending through December 31, 2026. The D’Ambrosia Agreement automatically renews for successive one-year terms, unless either party gives notice of its intention not to renew. During the term of the D’Ambrosia Agreement, Mr. D’Ambrosia serves as our Executive Vice President – Finance and Chief Financial Officer.

Under the D’Ambrosia Agreement, Mr. D’Ambrosia (i) is paid a base salary of at least $450,000; (ii) is eligible to earn an annual bonus for each fiscal year, pursuant to the terms of our bonus plan, at least of 30% of his base salary for achievement of Company threshold performance levels, 60% of his base salary for achievement of Company target performance levels, and 90% of his base salary for the achievement of Company maximum performance levels or more, subject to the Committee’s discretion to change these targets; and (iii) participates in our other incentive and welfare and benefit plans made available to executives.

In addition, under the D’Ambrosia Agreement, Mr. D’Ambrosia is entitled to certain payments upon a termination without Cause (as defined therein), a resignation by Mr. D’Ambrosia for Good Reason (as defined therein) or a termination in the event of a Change in Control of the Company (as defined therein), all as set forth in detail in the D’Ambrosia Agreement and described in the “Potential Payments Upon Termination or Change in Control” section of this Proxy Statement.

The provisions described above and other material provisions of our agreement with APS and employment agreements with Messrs. Broderick and D’Ambrosia are discussed in the 2025 Summary Compensation Table, the Grants of Plan-Based Awards Table, and in the Potential Payments Upon Termination or Change in Control sections of this Proxy Statement.

Other Agreements

At this time, the Committee has determined that it is not necessary to enter into employment agreements with any other executive positions. Further Mses. Mulholland and Donovan are entitled to one year’s base salary upon an involuntary termination without cause or a resignation for good reason (which is increased to two years’ base salary if the involuntary termination without cause or resignation for good reason is within two years following a change in control of the Company), as well as a pro rata bonus for the year of termination and accelerated vesting of outstanding stock options and time-vesting equity awards. Mr. Hawryschuk is entitled to six months’ base salary, as severance pay should he be terminated by the Company for reasons other than cause or poor performance.

Impact of Accounting and Tax Treatment of Compensation

The accounting and tax treatment of compensation generally has not been a significant factor in determining the amounts of compensation for our executive officers. However, the Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to us with the benefit/value to the executive.

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EXECUTIVE COMPENSATION TABLES

2025 Summary Compensation Table

The table below sets forth the compensation paid to or earned by our Named Executive Officers for the three-year period ended March 29, 2025, or if less, the period of time in which the individual served as a Named Executive Officer.

Name and Principal Position	Year	Salary(1) ($)	Option Awards(2) ($)	Stock Award(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)

Peter D. Fitzsimmons,	2025	—	—	—	—	17,241	17,241
President and Chief Executive Officer

Michael T. Broderick	2025	796,923	374,767	1,124,973	—	386,220	2,682,883
Former President and Former	2024	773,020	245,588	600,005	—	33,800	1,652,413
Chief Executive Officer	2023	714,179	199,969	599,972	—	45,600	1,559,720

Brian J. D’Ambrosia	2025	450,000	224,863	674,984	—	33,000	1,382,847
Executive Vice President—	2024	439,940	189,101	524,995	—	35,000	1,189,036
Finance and Chief Financial Officer	2023	408,103	174,981	524,998	—	34,700	1,142,782

Maureen E. Mulholland	2025	379,686	168,646	506,204	—	34,300	1,088,836
Executive Vice President—	2024	369,376	132,613	449,984	—	30,600	982,573
Chief Legal Officer and Secretary	2023	346,887	149,980	449,979	—	30,300	977,146

Cindy L Donovan	2025	326,858	56,217	333,707	—	36,500	753,282
Senior Vice President—	2024	326,858	56,217	133,352	—	41,900	545,650
Chief Information Officer					—

Nicholas Hawryschuk	2025	310,000	74,952	292,487	—	41,600	719,039
Senior Vice President—Operations

(1)

The amounts shown in this column reflect the payments our Named Executive Officers actually received in Fiscal 2025. Ms. Mulholland and Ms. Donovan received a salary increase effective May 26, 2024. Mr. Hawryschuk received a salary increase effective November 11, 2024 in conjunction with his promotion to Senior Vice President – Operations. Mr. Broderick and Mr. D’Ambrosia did not receive a salary increase in Fiscal 2025. Mr. Broderick’s salary represents what he was paid through his termination date of March 27, 2025. Pursuant to the APS engagement letter, APS provides Mr. Fitzsimmons to serve as our President and CEO, and he is not eligible to receive a base salary from us.

(2)

The amounts shown in this column represent the aggregate grant date fair value of option awards computed in accordance with FASB ASC 718. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. The assumptions used in calculating compensation costs for options awarded in Fiscal 2025 are described more fully in Note 10 in the Company’s financial statements in the Form 10-K for the year ended March 29, 2025, as filed with the SEC. See the Grants of Plan-Based Awards table for further information on options granted in Fiscal 2025. Pursuant to the APS engagement letter, APS provides Mr. Fitzsimmons to serve as our President and CEO, and he is not eligible to receive option awards from us.

(3)

The amounts shown in this column represent the aggregate grant date fair value of time-vesting Restricted Stock Units (“RSUs”) and performance-vesting Restricted Stock Units (“PSUs”) calculated in accordance with FASB ASC 718. For each executive’s PSU award for Fiscal 2025, the maximum value as of the grant date, assuming the highest level of performance will be achieved and based on the closing price of the Company’s common stock on Nasdaq on the grant date is as follows: Mr. Broderick ($1,499,963); Mr. D’Ambrosia ($899,978); Ms. Mulholland ($674,957); Ms. Donovan ($224,968); Mr. Hawryschuk ($149,996). The assumptions used in calculating compensation costs for RSUs and PSUs awarded in Fiscal 2025 are described more fully in Note 10 in the Company’s financial statements in the Form 10-K for the year ended March 29, 2025, as filed with the SEC. See the Grants of Plan-Based Awards table for further information on RSUs and PSUs awarded in Fiscal 2025. Pursuant to the APS engagement letter, APS provides Mr. Fitzsimmons to serve as our President and CEO, and he is not eligible to receive stock awards from us.

(4)

The amounts shown in this column represents the amounts earned pursuant to the Company’s annual incentive bonus plan. Additional information regarding the potential threshold, target and maximum payouts under the annual incentive bonus plan is included in the Grants of Plan-Based Awards table. Pursuant to the APS engagement letter, APS provides Mr. Fitzsimmons to serve as our President and CEO, and he is not eligible to receive non-equity compensation plan compensation from us.

(5)

The following table shows each component of the “All Other Compensation” column for Fiscal 2025. For our Named Executive Officers (other than Mr. Fitzsimmons), these components consist of the Company’s matching contributions to the 401(k) and the nonqualified deferred compensation plans, payment of life insurance premiums on behalf of the Named Executive Officers, payments under our executive supplemental health benefit program and the incremental cost to the Company of automobiles provided to the Named Executive Officers. For Mr. Broderick, the severance column represents the value of outstanding equity awards for which vesting was accelerated under the Separation Agreement. Pursuant to the APS engagement letter, APS provides Mr. Fitzsimmons to serve as our President and CEO, and we pay APS a monthly fee of $250,000 for Mr. Fitzsimmons’s services; the amount shown for Mr. Fitzsimmons in the “All Other Compensation” column for Fiscal 2025 of the Summary Compensation Table above reflects the portion of the monthly fee we paid to APS for Mr. Fitzsimmons’s service for March 28 and 29, 2025.

40

Name	Company Matching Contributions ($)	Life Insurance Premium ($)	Executive Supplemental Health Premium ($)	Auto Allowance Perquisites ($)	Severance(1) ($)	Total ($)
Michael T. Broderick	13,100	900	15,800	12,900	343,520	386,220
Brian J. D’Ambrosia	10,400	900	16,400	5,300	—	33,000
Maureen E. Mulholland	10,500	900	9,300	13,600	—	34,300
Cindy L. Donovan	7,700	900	16,000	11,900	—	36,500
Nicholas Hawryschuk	9,200	900	16,000	15,500	—	41,600

(1)

Represents the value of accelerated vesting of RSUs pursuant to the Separation Agreement with Mr. Broderick. The value of the accredited RSUs was determined using the fair value of the shares on the termination date.

Grants of Plan–Based Awards

The following tables present estimated possible payouts under the non-equity incentive plan for Fiscal 2025 to our Named Executive Officers (other than Mr. Fitzsimmons) and provide information regarding plan-based awards under our stock incentive plans granted during Fiscal 2025 to our Named Executive Officers (other than Mr. Fitzsimmons). Pursuant to the APS engagement letter, APS provides Mr. Fitzsimmons to serve as our President and CEO, and, as such, he is not eligible to receive non-equity incentive plan compensation from us.

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Threshold(2) ($)	Target ($)	Maximum ($)

Michael T. Broderick	597,692	796,923	1,593,846

Brian J. D’Ambrosia	135,000	337,500	675,000

Maureen E. Mulholland	113,906	227,812	455,623

Cindy L. Donovan	65,372	130,743	261,487

Nicholas Hawryschuk(3)	75,462	150,923	301,846

(1)

The amounts in these columns consist of possible incentive payouts under our incentive bonus plan for Fiscal 2025. These awards were granted under the executive incentive plan. The amounts actually earned by our Named Executive Officers in Fiscal 2025 are reported as Non-Equity Incentive Plan Compensation column of the 2025 Summary Compensation Table.

(2)	Represents the minimum amount payable under the Company’s incentive bonus plan for Fiscal 2025 if threshold performance levels are met. See “Compensation Discussion and Analysis – Annual Incentive.”

(3)

Mr. Hawryschuk’s Threshold, Target and Maximum bonus potential represents a blended rate for Fiscal 2025 as his target bonus increased from 40% to 60% on November 10, 2024 in connection with his promotion to SVP-Operations.

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					All Other Stock Awards	All Other Option Awards	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards(2) ($)
		Estimated Future Payouts Under Equity Incentive Plan Awards(1)				Number of Securities Underlying Options (#)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units

Michael T. Broderick	5/9/2024					56,991	26.91	374,767

	5/9/2024				13,935			374,991

	5/9/2024	13,935	27,870	55,740				749,982

Brian J. D’Ambrosia	5/9/2024					34,195	26.91	224,863

	5/9/2024				8,361			224,995

	5/9/2024	8,361	16,722	33,444				449,989

Maureen E. Mulholland	5/9/2024					25,646	26.91	168,646

	5/9/2024				6,270			168,726

	5/9/2024	6,270	12,541	25,082				337,478

Nicholas Hawryschuk	5/9/2024					11,398	26.91	74,952

	5/9/2024				2,787			74,998

	5/9/2024	1,393	2,787	5,574				74,998

	7/23/2024				5,797			142,490

Cindy L. Donovan	5/9/2024					8,549	26.91	56,217

	5/9/2024				2,090			56,242

	5/9/2024	2,090	4,180	8,360				112,484

	7/23/2024				6,712			164,981

(1)

Represents the target number of PSUs granted under the 2007 Stock Incentive Plan. For each executive’s PSU award for Fiscal 2025, the maximum value as of the grant date, assuming the highest level of performance will be achieved and based on the closing price of the Company’s common stock on Nasdaq on the grant date is as follows: Mr. Broderick ($1,499,963); Mr. D’Ambrosia ($899,978); Ms. Mulholland ($674,957); Ms. Donovan ($224,968); and Mr. Hawryschuk ($149,996).

(2)

All stock and option awards are granted under the 2007 Stock Incentive Plan. The amount listed in this column is the aggregate grant date fair value of such stock options, RSUs and PSUs (at target) and calculated pursuant to FASB ASC 718.

The material terms of the employment agreements and letter agreements, annual incentive bonuses, long-term compensation and perquisites and other personal benefits and retirement benefits of our Named Executive Officers (other than Mr. Fitzsimmons) are described more fully in the CD&A above. We encourage you to read the tables above and the related footnotes in conjunction with such information. The material terms of the equity plan awards of our Named Executive Officers (other than Mr. Fitzsimmons) are described more fully in the Outstanding Equity Awards at Fiscal 2025 Year End table below.

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Outstanding Equity Awards at Fiscal 2025 Year End

The following table provides information about the number of outstanding equity awards held by our Named Executive Officers (other than Mr. Fitzsimmons) at March 29, 2025. Pursuant to the APS engagement letter, APS provides Mr. Fitzsimmons to serve as our President and CEO, and he is not eligible to receive equity awards from us.

	Option Awards						Stock Awards
(1) Name	(2) Grant Date		(3) Number of Securities Underlying Unexercised Options (#) Exercisable	(4) Number of Securities Underlying Unexercised Options (#) Unexercisable	(5) Option Exercise Price ($)	(6) Option Expiration Date	(7) Number of Shares or Units of Stock That Have Not Vested (#)	(8) Market Value of Shares or Units of Stock That Have Not Vested ($)	(9) Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested (#)	(10) Equity Incentive Plan Awards: Market Value of Unearned Shares or Units That Have Not Vested ($)
Michael T. Broderick	7/30/2021	(5)	14,330		58.00	7/29/2031
	5/12/2022	(5)	16,077		44.68	5/11/2028
	6/30/2022	(2)							9,328	148,502
	6/19/2023	(2)							10,127	161,222
	6/19/2023	(5)	15,038		39.50	6/18/2029
	10/26/2023	(5)	10,000		25.74	10/25/2029
	5/9/2024	(2)							27,870	443,690
	5/9/2024	(5)	56,991		26.91	5/8/2030

			112,436						47,325	753,414

Brian J. D’Ambrosia	5/15/2019	(3)	4,620		80.18	5/14/2025
	6/1/2020	(3)	14,158		55.15	5/31/2026
	7/30/2021	(1)					754	12,004
	7/30/2021	(3)	9,407	3,135	58.00	7/29/2031
	5/12/2022	(1)					1,958	31,171
	5/12/2022	(3)	7,034	7,034	44.68	5/11/2028
	6/30/2022	(2)							8,162	129,939
	6/19/2023	(1)					3,322	52,886
	6/19/2023	(2)							8,861	141,067
	6/19/2023	(3)	3,290	9,868	39.50	6/18/2029
	10/26/2023	(4)	1,667	3,333	25.74	10/25/2029
	5/9/2024	(1)					8,361	133,107
	5/9/2024	(2)							16,722	266,214
	5/9/2024	(3)		34,195	26.91	5/8/2030

			40,176	57,565			14,395	229,168	33,745	537,220

Maureen E. Mulholland	5/15/2019	(3)	1,540		80.18	5/14/2025
	6/1/2020	(3)	5,056		55.15	5/31/2026
	7/30/2021	(1)					646	10,284
	7/30/2021	(3)	8,063	2,687	58.00	7/29/2031
	5/12/2022	(1)					1,678	26,714
	5/12/2022	(3)	6,029	6,029	44.68	5/11/2028
	6/30/2022	(2)							6,996	111,376
	6/19/2023	(1)					2,847	45,324
	6/19/2023	(2)							7,595	120,912
	6/19/2023	(3)	2,820	8,458	39.50	6/18/2029
	5/9/2024	(1)					6,270	99,818
	5/9/2024	(2)							12,541	199,653
	5/9/2024	(3)		25,646	26.91	5/8/2030

			23,508	42,820			11,441	181,140	27,132	431,941

Nicholas Hawryschuk	8/3/2020	(3)	2,500		58.44	8/2/2026
	7/30/2021	(1)					215	3,423
	7/30/2021	(3)	2,687	896	58.00	7/29/2031
	5/12/2022	(1)					559	8,899
	5/12/2022	(3)	2,010	2,009	44.68	5/11/2028
	6/30/2022	(2)							1,166	18,563
	6/19/2023	(1)					949	15,108
	6/19/2023	(2)							1,266	20,155
	6/19/2023	(3)	940	2,819	39.50	6/18/2029
	5/9/2024	(1)					2,787	44,369
	5/9/2024	(2)							2,787	44,369
	5/9/2024	(3)		11,398	26.91	5/8/2030
	7/23/2024	(1)					5,797	92,288

			8,137	17,122			10,307	164,087	5,219	83,087

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	Option Awards						Stock Awards
(1) Name	(2) Grant Date		(3) Number of Securities Underlying Unexercised Options (#) Exercisable	(4) Number of Securities Underlying Unexercised Options (#) Unexercisable	(5) Option Exercise Price ($)	(6) Option Expiration Date	(7) Number of Shares or Units of Stock That Have Not Vested (#)	(8) Market Value of Shares or Units of Stock That Have Not Vested ($)	(9) Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested (#)	(10) Equity Incentive Plan Awards: Market Value of Unearned Shares or Units That Have Not Vested ($)
Cindy L. Donovan	9/11/2019	(3)	1,000		77.91	9/10/2025
	12/16/2019	(3)	2,000		78.99	12/15/2025
	6/1/2020	(3)	4,045		55.15	5/31/2026
	7/30/2021	(1)					269	4,282
	7/30/2021	(3)	3,356	1,119	58.00	7/29/2031
	5/12/2022	(1)					746	11,876
	5/12/2022	(3)	2,680	2,679	44.68	5/11/2028
	6/30/2022	(2)							1,554	24,740
	6/19/2023	(1)					1,266	20,155
	6/19/2023	(2)							1,688	26,873
	6/19/2023	(3)	1,254	3,759	39.50	6/18/2029
	5/9/2024	(1)					2,090	33,273
	5/9/2024	(2)							4,180	66,545
	5/9/2024	(3)		8,549	26.91	5/8/2030
	7/23/2024	(1)					6,712	106,855

			14,335	16,106			11,083	176,441	7,422	118,158

(1)	These RSUs vest over four years as follows: One-quarter of the units on the yearly anniversary of the grant date.

(2)

These PSUs vest in three years if the Company achieves its return on invested capital goal established by the Board of Directors for the PSUs granted in fiscal years 2023 and 2024, and its Fiscal 2027 PSU rTSR goal established by the Board of Directors for the PSUs granted in fiscal year 2025. These amounts were calculated using the target number of shares underlying the PSUs.

(3)	This option grant vests over four years as follows: One-quarter of the options in each grant vests on the yearly anniversary of the grant. These options have a six-year life from the grant date.

(4)	This option grant vests over three years as follows: one-third of the options in each grant vests on the yearly anniversary of the grant. These options have a six-year life from grant date.

(5)	Under the Separation Agreement, the vesting of these options was accelerated to March 27, 2025 and remained exercisable for 90 days.

2025 Option Exercises and Stock Vested

The following table shows all stock options exercised and value realized upon exercise by our Named Executive Officers (other than Mr. Fitzsimmons) during Fiscal 2025. The following table also shows all RSUs that vested and the value received upon vesting by our Named Executive Officers during Fiscal 2025. Pursuant to the APS engagement letter, APS provides Mr. Fitzsimmons to serve as our President and CEO, and he has not received equity awards from us.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

Michael T. Broderick	—	—	24,079	425,324

Brian J. D’Ambrosia	—	—	3,634	90,329

Maureen E. Mulholland	—	—	2,719	68,064

Nicholas Hawryschuk	—	—	813	20,483

Cindy L. Donovan	—	—	1,291	32,162

(1)	The value realized equals the fair market value of our common stock on the date of vesting, multiplied by the number of RSUs that vested.

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Monro, Inc. 401(k) Plan

The Company sponsors a profit-sharing plan with a 401(k) feature (the “401(k) Plan”). The 401(k) Plan is intended to qualify under Section 401(a) of the Internal Revenue Code.

Each employee who has attained age 18 becomes a participant as of the first day of employment. Participants may elect to reduce their compensation by up to the lesser of 50% of their annual compensation or the statutorily prescribed annual limit and to have the amount of the reduction contributed to their account in the 401(k) Plan. One of the investment options available to participants is the Company’s common stock.

The Company matches certain employee contributions to the matching accounts of those employees who are contributing to the 401(k) Plan. Matching contributions are made on a per pay period basis.

Pursuant to the APS engagement letter, APS provides Mr. Fitzsimmons to serve as our President and CEO, and he is not eligible to participate in our profit-sharing plan.

Deferred Compensation Plan

The Company maintains the Monro, Inc. Executive Deferred Compensation Plan (the “Plan”) to provide an opportunity for additional tax-deferred savings to a select group of management or highly compensated employees. The Plan is an unfunded arrangement and the participants, or their beneficiaries have an unsecured claim against the general assets of the Company to the extent of their Plan benefits. The Plan was adopted on January 1, 2022. The prior Deferred Compensation Plan was frozen effective December 31, 2021, and remains in effect for deferrals made prior to December 31, 2021.

The Plan permits participants to defer all or any portion of the compensation that would otherwise be payable to them for the calendar year. In addition, the Company will credit to the participants’ accounts such amounts as would have been contributed to the 401(k) Plan but for the limitations that are imposed under the Internal Revenue Code based upon the participants’ status as highly compensated employees. The Company may also make such additional discretionary allocations as are determined by the Committee. No amounts credited under the Plan are funded and the Company maintains accounts to reflect the amounts owed to each participant. The accounts are credited with earnings or losses calculated on the basis of an interest rate or other formula as determined from time to time by the Board upon recommendation of the Committee. The current annual earnings rate is 5%.

Benefits are payable at a participant’s election in a single cash sum or in annual installments for a period not to exceed 10 years at the date designated by the participant upon his or her annual deferral election. Payments are made earlier in the event a participant dies, becomes disabled or incurs an unanticipated emergency.

Pursuant to the APS engagement letter, APS provides Mr. Fitzsimmons to serve as our President and CEO, and he is not eligible to participate in the Plan.

Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last Fiscal Year ($)(1)	Company Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(3)

Michael T. Broderick	32,294	6,919	10,048	0	230,900

Brian J. D’Ambrosia	18,437	6,908	10,327	0	229,373

Maureen E. Mulholland	15,159	6,984	11,336	0	249,500

Cindy L. Donovan	4,569	1,523	1,591	0	38,836

Nicholas Hawryschuk	12,300	6,150	2,505	0	62,439

(1)	Amounts in this column include amounts reported in the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns in the 2025 Summary Compensation Table.

(2)	These amounts are included in the “All Other Compensation” column of the 2025 Summary Compensation Table.

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(3)

Of the total amounts shown in this column, only $190,681 of Mr. D’Ambrosia’s amount, $191,463 of Ms. Mulholland’s amount, and $1,514 of Ms. Donovan’s amount have been previously reported as compensation in Summary Compensation Tables since 2002 when the prior Deferred Compensation Plan was implemented. The total amounts include compensation for years when they were not one of our Named Executive Officers.

Potential Payments Upon Termination Or Change In Control

The following is a summary setting forth potential payments payable to our Named Executive Officers (other than Messrs. Fitzsimmons and Broderick) upon termination of employment or a change in control of the Company under their employment arrangements or letter agreements and our other compensation programs in effect as of March 29, 2025. Specifically, compensation payable to each of these Named Executive Officers upon voluntary termination, involuntary termination without cause, retirement, termination following a change in control, and in the event of death or disability of the executive is discussed below. The amounts shown in the tables below assume that such termination was effective as of March 29, 2025. Therefore, they include amounts earned through such time and are estimates of the amounts which would be paid out to the executives (or their beneficiaries) upon their termination. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, the price of our common stock and the executive’s age. For all of the Named Executive Officers (other than Mr. Fitzsimmons), these benefits are in addition to benefits available generally to salaried employees upon termination, such as earned but unpaid salary through the date of termination and amounts accrued and vested under our 401(k) Plan.

Pursuant to the APS engagement letter, APS provides Mr. Fitzsimmons to serve as our President and CEO, and no amounts are payable under the APS engagement letter to APS upon termination of his services to or a change in control of the Company.

For Mr. Broderick, the following summary sets forth the actual amounts that he received in connection with his departure effective March 27, 2025.

Payments Made Upon Any Termination

Regardless of the manner in which the employment of our Named Executive Officers (other than Mr. Fitzsimmons) terminates, the executive is entitled to receive amounts earned during his or her term of employment. Such amounts include:

•	earned but unpaid salary through the date of termination;

•	non-equity incentive compensation earned and payable prior to the date of termination;

•	option grants received which have already vested and are exercisable prior to the date of termination (subject to the terms of the applicable option agreement); and

•	amounts accrued and vested under the Company’s 401(k) and nonqualified deferred compensation plans.

Payments Made Upon Involuntary Termination Without Cause

As a result of their employment agreements or letter agreements entered into by us with our Named Executive Officers (other than Mr. Fitzsimmons), in the event that the Named Executive Officer’s employment is involuntarily terminated without cause, the executive would receive, in addition to the items identified under the heading “Payments Made Upon Any Termination” above:

•

In the case of Mr. D’Ambrosia, and Mmes. Mulholland and Donovan, one year’s base salary and payment of the non-equity incentive compensation for the then-current fiscal year, to the extent payable based on our actual performance for such fiscal year and pro rata to the date of the executive’s termination;

•	In the case of Mr. Hawryschuk, six months’ base salary;

•

In the case of Mr. D’Ambrosia, and Mmes. Mulholland and Donovan, all then-outstanding unvested time-vesting equity awards will immediately and automatically vest and vested stock options will be exercisable for 90 days;

•	In the case of Mr. Hawryschuk, all then vested options will be exercisable for 30 days; and

46

•	In the case of Mr. D’Ambrosia, and Mmes. Mulholland and Donovan, any performance vesting awards (PSUs) shall be eligible to vest provided the performance goals have been achieved.

Pursuant to the Separation Agreement we entered into with Mr. Broderick, he is entitled to receive the following as a result of his involuntary termination without cause:

•

one year’s base salary over a 12-month period and payment of his non-equity incentive compensation for Fiscal 2025, to the extent payable based on our actual performance for such fiscal year and pro rata to the date of his termination;

•	all of his outstanding unvested stock options and RSUs immediately and automatically vested and his vested stock options remained exercisable for 90 days; and

•	his outstanding PSUs are eligible to vest provided the performance goals are achieved and pro rata to the date of his termination.

Table of Payments Upon Involuntary Termination Without Cause

The following table includes the intrinsic value (that is, the value based upon the price of our common stock, and in the case of options, minus the exercise price) of equity awards that would be exercisable or vested if our Named Executive Officer (other than Mr. Fitzsimmons) had involuntarily been terminated without cause on March 29, 2025. The amounts shown in the following table for Mr. Broderick reflect the amounts that he actually received in connection with his departure effective March 29, 2025, in addition to the items listed under the heading “Payments Made Upon Any Termination” above.

Name	Base Salary ($)	Non-Equity Incentive Plan Compensation Award ($)	Stock Options ($)	RSUs ($)	PSUs ($)	Total ($)

Michael T. Broderick	800,000	—	—	343,520	—	1,143,520

Brian J. D’Ambrosia	450,000	—	—	229,168	266,214	945,383

Maureen E. Mulholland	382,500	—	—	182,141	199,653	764,293

Nicholas Hawryschuk	175,000	—	—	—	—	175,000

Cindy L. Donovan	330,000	—	—	176,441	66,546	572,987

Payments Made Upon Retirement

None of our Named Executive Officers were eligible to receive retirement benefits as of March 29, 2025.

Payments Made Upon Death or Permanent Disability

In the event of the death or permanent disability of our Named Executive Officers (other than Messrs. Fitzsimmons and Broderick) on March 29, 2025, in addition to the items listed under the heading “Payments Made Upon Any Termination” above:

•	in the case of death, all then-outstanding unvested options would immediately and automatically vest and would be exercisable for one year following the executive’s death;

•	in the case of death, all unvested RSUs would immediately vest;

•	the executive would receive benefits under our disability plan or payments under our life insurance plan, as appropriate;

•	in the case of death, any performance vesting awards (PSUs) would be eligible to vest on a pro rata basis provided the performance goals are achieved;

47

•

in the case of death or disability of Mr. D’Ambrosia, he would be entitled to one year’s base salary payable on the six-month anniversary of his death or as salary continuation for a year in the case of disability; and payment of the non-equity incentive compensation for the then-current fiscal year, to the extent payable based on our actual performance for such fiscal year and pro rata to the date of his death or disability;

•

in the case of the disability of Mr. D’Ambrosia, he would receive the right to continue to participate in the Company’s group life, medical/dental and disability insurance plans, each at the same ratio of employer/employee contribution as applicable to them immediately prior to the termination event; and

•

in the case of the death or disability of Mses. Mulholland or Donovan, she would be entitled to receive payment of the non-equity incentive compensation for the then-current fiscal year, to the extent payable based on the Company’s actual performance for such fiscal year and pro rata to the date of the executive’s death or disability.

Table of Payments Upon Death

The following table includes the intrinsic value (that is, the value based upon the price of our common stock, and in the case of options, minus the exercise price) of equity awards that would be exercisable or vested if our Named Executive Officer (other than Messrs. Fitzsimmons and Broderick) had died on March 29, 2025.

Name	Salary Continuation ($)	Non-Equity Incentive Plan Compensation ($)	Life Insurance ($)	Stock Options ($)	RSUs ($)	PSUs ($)	Total ($)

Brian J. D’Ambrosia	450,000	—	425,000	—	229,168	266,214	1,370,383

Maureen E. Mulholland	—	—	425,000	—	182,141	199,653	806,793

Cindy L. Donovan	—	—	425,000	—	176,441	66,546	667,987

Nicholas Hawryschuk	—	—	425,000	—	164,087	44,369	633,456

Table of Payments Upon Permanent Disability

The following table includes the intrinsic value (that is, the value based upon the price of our common stock, and in the case of options, minus the exercise price) of equity awards that would be exercisable or vested if the Named Executive Officer (other than Messrs. Fitzsimmons and Broderick) had been permanently disabled on March 29, 2025. For these purposes, “permanent disability” generally means total disability, resulting in the executive being unable to perform his or her job as determined by our life and disability insurance provider.

Name	Salary Continuation ($)	Non-Equity Incentive Plan Compensation ($)	Life and Health Plan Continuation ($)	Disability ($)(1)	Stock Options ($)	Total ($)

Brian J. D’Ambrosia	450,000	—	13,158	1,270,068	—	1,733,226

Maureen E. Mulholland	—	—	—	1,030,131	—	1,030,131

Cindy L. Donovan	—	—	—	802,436	—	802,436

Nicholas Hawryschuk	—	—	—	1,719,110	—	1,719,110

(1)

This amount represents the present value (at an assumed rate of 3%) of the long-term disability payments that would be paid to our Named Executive Officer until he or she reaches the retirement age of 65.

48

Payments Made Upon a Change in Control

No benefits are provided solely upon a change in control. As discussed in detail in the CD&A above, the employment agreements and letter agreements that the Company entered into with Messrs. D’Ambrosia and Hawryschuk and Mses. Mulholland and Donovan, contain provisions regarding benefits payable in the event of an involuntary termination without cause or resignation for good reason within two years following a change in control. The benefits, in addition to the items listed under the heading “Payments Made Upon Any Termination” above, include:

•	Two years’ base salary (six months for Mr. Hawryschuk);

•

Other than Mr. Hawryschuk, payment of the non-equity incentive compensation for the then-current fiscal year, to the extent payable based on the Company’s actual performance for such fiscal year and pro rata to the date of the executive’s termination;

•	Other than Mr. Hawryschuk, all then-outstanding unvested options would immediately and automatically vest and be exercisable for 90 days following such termination;

•	Other than Mr. Hawryschuk, all then outstanding RSUs would immediately vest; and

•	Other than Mr. Hawryschuk, any performance vesting awards (PSUs) would be eligible to vest on a pro rata basis provided the performance goals have been achieved.

The Committee has a policy that we will not enter into any employment agreements or letter agreements that include excise tax gross-up provisions with respect to payments contingent upon a change in control and none currently exist.

Table of Potential Payments Upon Change in Control

The following table includes the intrinsic value (that is, the value based upon the price of the Company’s common stock, and in the case of options, minus the exercise price) of equity awards that would be exercisable or vested if the Named Executive Officer (other than Messrs. Fitzsimmons and Broderick) had been involuntarily terminated without cause or resigned for good reason on March 29, 2025 within two years following a change in control.

Name	Base Salary ($)	Non-Equity Incentive Plan Compensation Award ($)	Stock Options ($)	RSUs ($)	PSUs ($)	Total ($)

Brian J. D’Ambrosia	900,000	—	—	229,168	266,214	1,395,383

Maureen E. Mulholland	765,000	—	—	182,141	199,653	1,146,793

Cindy L. Donovan	660,000	—	—	176,441	66,546	902,987

Nicholas Hawryschuk	175,000	—	—	164,087	44,369	383,456

49

Equity Compensation Plan Information

As of March 29, 2025, we maintained stock incentive plans under which employees and non-employee directors could be granted stock options to purchase shares of our common stock, PSUs, RSUs, and awards of restricted shares of our common stock. The following table contains information relating to such plans as of March 29, 2025.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by security holders	878,304	(1)	$43.48	(2)	460,404

Equity compensation plans not approved by security holders	—		—		—

Total	878,304		$43.48		460,404

(1)	This amount in column (a) includes shares potentially issuable upon settlement of 378,901 outstanding RSUs and PSUs issued under our 2007 Stock Incentive Plan.

(2)	RSUs and PSUs do not have an exercise price and thus they have been excluded from the weighted average exercise price calculation in this column (b).

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO, Mr. Fitzsimmons, and former CEO, Mr. Broderick.

For Fiscal 2025, the median of the annual total compensation of all employees of the Company (other than our CEO and former CEO) was $44,077 and the annual total compensation of our CEO and former CEO was $2,700,124.

Based on this information, we reasonably estimate that the ratio of the annual total compensation of our CEO and former CEO to the median annual total compensation of all other employees for Fiscal 2025 was 61 to 1.

To identify the median employee, we used the following methodology and material assumptions, adjustments and estimates:

•

We selected March 29, 2025, as the date upon which we would identify our median employee. We determined that, as of such date, we employed approximately 7,200 employees, including full-time, part-time and temporary employees.

•

We chose gross pay for the period of March 30, 2024 through March 29, 2025 as the consistently applied compensation measure used to determine our median employee. We did not make any cost-of-living adjustments.

•

As permitted by the SEC rules, we annualized the compensation of employees (other than seasonal and temporary employees) who were employed with us on March 29, 2025, but who were not employed for all of Fiscal 2025. Pursuant to SEC rules, we did not annualize the compensation of seasonal or temporary employees and we did not convert the compensation of part-time employees to a full-time equivalency.

•	Applying this methodology, we determined that our median employee was a full-time hourly employee, working as a store-level technician.

After we identified our median employee, we calculated the median employee’s annual total compensation for Fiscal 2025 in accordance with the requirements of the applicable SEC rules.

To calculate the pay ratio, we divided the sum of our CEO’s and former CEO’s annual total compensation by our median employee’s annual total compensation.

50

The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pay Versus Performance
The following table sets forth the compensation for our principal executive officers (the “PEOs”) and the average compensation for our other Named Executive Officers
(“non-PEO
NEOs”), both as reported in the Summary Compensation Table in this Proxy Statement and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under the SEC’s pay versus performance disclosure rules, for each of fiscal year 2025, 2024, 2023, 2022 and 2021. For further information concerning our pay-for-performance
philosophy and how we align executive compensation with Company financial performance, refer to the CD&A in this Proxy Statement.

A	B	C	D	E	F	G	H	I
Year	Summary Compensation Table Total for PEO	Compensation “Actually Paid” to PEO	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation “Actually Paid” to non- PEO NEOs	Value of Initial Fixed $100 Investment Based On:		Net Income (in thousands)	Revenue ( in thousands )
					Company TSR	Peer Group TSR

2025	$2,700,124	$753,855	$986,001	$291,366	46	251	$(5,182)	$1,195,334

2024	$1,652,412	$619,403	$1,031,908	$300,737	86	258	$37,571	$1,276,789

2023	$1,559,720	$1,492,150	$935,240	$887,887	130	188	$39,048	$1,325,382

2022	$4,554,904	$3,125,422	$1,198,786	$868,745	114	194	$61,568	$1,359,328

2021	$1,298,669	$1,696,771	$700,640	$847,295	168	188	$34,319	$1,125,721
The following table shows the executives who were included in columns B and C as our PEOs for fiscal years 2021 through 2025:

Executive Name	2021	2022	2023	2024	2025

M. Broderick		X	X	X	X

P. Fitzsimmons					X

B. Ponton	X

R. Mellor	X	X
The following table shows the executives who were included in columns D and E as our non-PEO
NEOs for fiscal years 2021 through 2025:

Executive Name	2021	2022	2023	2024	2025

B. D’Ambrosia	X	X	X	X	X

M. Mulholland	X	X	X	X	X

M. Henson		X	X	X

R. Rajkowski	X	X	X

D. Tripoli	X		X

C. Donovan				X	X

N. Hawryschuk					X

51

Compensation Actually Paid to PEOs and Average Compensation Actually Paid to
Non-PEO
NEOs (Columns C and E)
Columns C and E, respectively, include the amount of Compensation Actually Paid to our CEOs and average of our other NEOs (according to SEC rules). The amounts are not current cash payments. Our retirement benefits are paid only after retirement and our long-term incentives’ value vary with company performance (including stock price) until they are vested or exercised (in the case of options).
The following table shows adjustments made to total compensation for each year to determine the Compensation Actually Paid:

	Summary Compensation Table Total	Minus summary compensation table value of stock awards	Minus summary compensation table value of option awards	plus pay versus performance value of equity awards	equals compensation actually paid

PEO
2025	$2,700,124	$1,124,973	$374,767	($446,529)	$753,855

Average Non-PEO
2025	$986,001	$451,845	$131,170	($111,620)	$291,366

•
Summary Compensation Table Value of Stock Awards and Option Awards includes the total grant date fair value of equity awards reported in the Stock Awards and Option Awards columns in the Summary Compensation Table.

•	Pay Versus Performance Value of Equity Awards includes the following:

-	For awards granted in the applicable year, the fair value:

•	At year-end for awards that are outstanding and unvested

•	As of the vesting date for awards that vest in the applicable year

-	For awards granted in prior years, the change in fair value:

•	From the beginning of the year to the end of the year for awards that remain outstanding and unvested

•	From the beginning of the year to the vesting date for awards that vest in the applicable year

•	From the beginning of the year to zero for awards that fail to vest

•	Fair values as of each measurement date were determined in accordance with ASC 718 as follows:

-	Stock awards are valued based on the stock price on the relevant valuation date. Performance share awards are also adjusted to reflect the probable outcome of the performance conditions.

-
Stock options were valued using the Black-Scholes model at grant date and are valued using the lattice valuation model at each subsequent valuation period. The lattice valuation model was deemed most appropriate because it is better able to value stock options at varying levels of stock price relative to the option exercise price.

-	See Note 10 in our financial statements in the Form 10-K for the year ended March 29, 2025, as filed with the SEC for additional details on the valuation assumptions used at grant.

52

The following table shows the amounts included in the Pay Versus Performance Value of Equity Awards.

	Year end fair value of equity awards granted during applicable year	change in FV as of year end of any prior year awards that remain unvested at year end	change in fair value as of the vesting date of any prior year awards that vested during applicable year	Fair value of awards as of vesting date that were granted and vested during the year	subtract the FV as of the prior FY for awards that did not vest (failed to vest)	add the amount of dividend or other earnings paid on stock or option awards PRIOR to vesting that are not otherwise included in total comp for the FY	Pay versus Performance Value of Equity awards

PEO
2025	$134,426	$(360,029)	$(344,236)	229,788	($106,479)	—	$(446,529)

Average Non-PEO
2025	$273,413	$(354,330)	$(30,703)	—	—	—	$(111,620)
Total Shareholder Return and Peer Group Shareholder Return (Columns F and G)
Columns F and G are the cumulative total shareholder return of a $100 investment from the beginning of fiscal year 2021 through the end of each of the years indicated for the Company (column F) and the S&P Composite Specialty Retail Index (column G). Total shareholder return includes share price appreciation and assumes dividend reinvestment.
Net Income (Column H)
Column H includes the Company’s net income, in thousands, as reported in the Company’s audited financial statements.
Revenue (Column I)
The dollar amounts reported in column I represent the amount of sales (in thousands) as reported in our audited consolidated financial statements on Form
10-K
for the applicable fiscal year. Revenue is an important financial performance measure used to link compensation actually paid to our NEOs to company performance.
Financial Performance Measures
As discussed in the CD&A above, our executive compensation program and compensation decisions reflect the guiding principle of aligning long-term performance with shareholder interests. The metrics used within our incentive plans are selected to support these objectives. The most important financial performance measures used by the Company during the most recently completed fiscal year include:

•	Revenue

•	Operating Income

•	Relative Total Shareholder Return
Analysis of the Information Presented in the Pay Versus Performance Table
In accordance with Item 402(v) of Regulation
S-K,
the Company is providing the following graphs with respect to the relationships between information presented in the Pay Versus Performance table.

53

CAP versus TSR

As shown in the chart below, the PEO and other NEO CAP amounts are generally aligned with the Company’s TSR. This is due primarily to the Company’s use of equity incentives, which are tied directly to stock price in addition to the Company’s financial performance. The Fiscal Year 2022 PEO CAP is higher primarily due to the equity awards granted to the Company’s new CEO in that year.

CAP versus Net Income

As shown in the chart below, the Company’s net income has fluctuated each year while the NEO CAP has not varied significantly, primarily due to the significant emphasis the Company places on equity incentives. The PEO CAP did increase significantly in Fiscal Year 2022, primarily due to the equity awards granted to the Company’s new CEO. In addition, when determining incentive plan payouts, the Company does use operating income which closely correlates to net income.

54

CAP versus Revenue

As shown in the chart below, the Company’s revenue trend has been in line with the NEO CAP each year. The PEO CAP did increase significantly in Fiscal Year 2022, primarily due to the equity awards granted to the Company’s new CEO. In addition, the Company does use comparable store sales increases when determining incentive plan payouts.

Compensation Committee Interlocks and Insider Participation

In Fiscal 2025, the members of the Compensation Committee were Hope B. Woodhouse, John L. Auerbach, Leah C. Johnson, Stephen C. McCluski and Robert E. Mellor. Except for Mr. Mellor, who served as the Company’s interim CEO from August 19, 2020 to April 6, 2021, none of these individuals is a current or former employee or officer of the Company or any of its subsidiaries. Mr. Mellor did not serve on the Compensation Committee while he served as interim CEO. During Fiscal 2025, no member of the Compensation Committee was an executive officer of another entity on whose compensation committee or board of directors any executive officer of the Company served.

Compensation Committee Report

The Compensation Committee oversees the Company’s executive compensation program on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with Company management the Compensation Discussion and Analysis set forth in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors the inclusion of the Compensation Discussion and Analysis in this Proxy Statement and its incorporation by reference into the Company’s 2025 Annual Report on Form 10-K.

The Compensation Committee

John L. Auerbach, Chairman

Leah C. Johnson

Stephen C. McCluski

Robert E. Mellor

Hope B. Woodhouse

55

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number of shares of our common stock and common stock equivalents beneficially owned as of June 23, 2025 by:

•	Each person, who, to our knowledge beneficially owns more than 5% of our common stock or common stock equivalents;

•	Each director and nominee;

•	Our Named Executive Officers; and

•	All directors and executive officers, as a group.

A beneficial owner of stock is a person who has sole or shared voting power, meaning the power to control voting decisions, or sole or shared investment power, meaning the power to cause the sale of the stock. All individuals listed in the table have sole voting and investment power over the shares unless otherwise indicated. Unless otherwise indicated, the address for each of the named beneficial owners is 295 Woodcliff Drive, Suite 202, Fairport, New York 14450. Percentages are based on 29,971,387 shares issued and outstanding on June 23, 2025.

Beneficial Owner	Title of Class	Number of Shares Beneficially Owned		Shares Acquirable within 60 Days		Percent of Class Including Options

BlackRock, Inc.	Common Stock	4,601,428	(1)	—		15.4%

Cooper Creek Partners Management LLC	Common Stock	1,743,858	(2)	—		5.8%

Dimensional Fund Advisors LP	Common Stock	1,611,200	(3)	—		5.4%

Nomura Holdings, Inc. Nomura Global Financial Products, Inc.	Common Stock	1,681,250	(4)	—		5.6%

The Vanguard Group	Common Stock	2,678,398	(5)	—		8.9%

T. Rowe Price Investment Management, Inc.	Common Stock	2,616,872	(6)	—		8.7%

Peter J. Solomon	Common Stock	175,506	(7),(8)	1,204,916	(9)	*

	Class C Preferred Stock	19,664	(9)			100%

Michael T. Broderick	Common Stock	105,731		112,436	(10)	*

Robert E. Mellor	Common Stock	37,922	(8)			*

Stephen C. McCluski	Common Stock	23,622	(8)			*

Brian J. D’Ambrosia	Common Stock	23,205		54,801	(11)	*

Lindsay N. Hyde	Common Stock	22,422	(8)			*

John L. Auerbach	Common Stock	16,727	(8)			*

Leah C. Johnson	Common Stock	15,288	(8)			*

Hope B. Woodhouse	Common Stock	8,686	(8)			*

Maureen E. Mulholland	Common Stock	10,187		37,548	(12)	*

Cindy L. Donovan	Common Stock	4,201		22,691	(13)	*

Thomas B. Okray	Common Stock	4,937	(8)			*

Nicholas Hawryschuk	Common Stock	2,817		15,976	(14)	*

Peter D. Fitzsimmons	Common Stock	—				*

All directors, director nominees and executive officers as a group (14 persons)	Common Stock Class C Preferred Stock	451,251 19,664		243,452		2.2 100.0	%(15) %

*	Represents less than 1% ownership

56

(1)

Reported as of March 31, 2025, according to a statement on Schedule 13G, filed on April 29, 2025, by BlackRock, Inc. (“BlackRock”). BlackRock reported sole voting power with respect to 4,541,798 shares and sole dispositive power with respect to 4,601,428 shares. BlackRock’s address is 50 Hudson Yards, New York, NY 10001.

(2)

Reported as of March 31, 2025, according to a statement on Schedule 13G, filed on May 15, 2025, by Cooper Creek Partners Management LLC (“Cooper Creek”). Cooper Creek reported sole voting and dispositive power with respect to 1,743,858 shares. Cooper Creek’s address is 501 Madison Avenue, Suite 302, New York, NY 10022.

(3)

Reported as of December 31, 2024, according to a statement on Schedule 13G, filed on January 23, 2025, by Dimensional Fund Advisors LP (“Dimensional”). Dimensional reported sole voting power with respect to 1,563,029 shares and sole dispositive power with respect to 1,611,200 shares. Dimensional’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(4)

Reported as of March 31, 2025, according to a statement on Schedule 13G, filed on May 15, 2025, by Nomura Holdings, Inc. (“Nomura”) and Nomura Global Financial Products, Inc. (“Nomura Products”). Nomura and Nomura Products reported shared voting and dispositive power with respect to 1,681,250 shares. Nomura’s address is 13-1, Nihonbashi 1-chome, Chuo-ku, Tokyo 103-8645 and Nomura Products address is Worldwide Plaza 309 West 49th Street New York, NY 10019.

(5)

Reported as of March 31, 2025, according to a statement on Schedule 13G, filed on April 30, 2025, by The Vanguard Group (“Vanguard”). Vanguard reported shared voting power with respect to 54,086 shares, sole dispositive power with respect to 2,597,654 shares and shared dispositive power with respect to 80,744 shares. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(6)

Reported as of September 30, 2024, according to a statement on Schedule 13G, filed on November 14, 2024, by T. Rowe Price Investment Management, Inc. (“Price”). Price reported sole voting power with respect to 2,600,927 shares and sole dispositive power with respect to 2,616,872 shares. Price’s address is 101 E. Pratt Street, Baltimore, MD 21201.

(7)

Includes 86,536 shares of Common Stock held in trusts for the benefit of Mr. Solomon’s children for which Mr. Solomon is the trustee. Mr. Solomon disclaims beneficial ownership of all such shares held in trusts. Also includes 1,000 shares owned by Mr. Solomon’s wife. Mr. Solomon is a Class 2 Director.

(8)

Includes 2,426 shares of restricted stock granted on August 16, 2022, 3,749 shares of restricted stock granted on August 15, 2023, and 4,937 shares of restricted stock granted on August 13, 2024. These vest over three years and the shares have voting rights. Ms. Woodhouse’s restricted stock grants began on August 15, 2023, the date of the first annual meeting of shareholders after she was added to the Board in February 2023. Mr. Okray’s restricted stock grants began on August 13, 2024, the date of the first annual meeting of shareholders after he was added to the Board in February 2024.

(9)

Includes 9,664 shares of Class C Preferred Stock held in trusts for the benefit of Mr. Solomon’s children and grandchildren for which Mr. Solomon is trustee. The Class C Preferred Stock is presently convertible into 1,204,916 shares of Common Stock.

(10)	Includes presently exercisable options to purchase 112,436 shares of common stock.

(11)

Includes 754 restricted stock units that will vest on July 30, 2025, which will be convertible on a one-for-one basis into common stock on those dates. Also includes presently exercisable options to purchase 50,911 shares of common stock.

(12)

Includes 647 restricted stock units that will vest on July 30, 2025, which will be convertible on a one-for-one basis into common stock on those dates. Also includes presently exercisable options to purchase 34,214 shares of common stock.

(13)

Includes 269 restricted stock units that will vest on July 30, 2025 and 2,237 restricted stock units that will vest on July 23, 2025, which will be convertible on a one-for-one basis into common stock on those dates. Also includes presently exercisable options to purchase 19,066 shares of common stock.

(14)

Includes 215 restricted stock units that will vest on July 30, 2025 and 1,932 restricted stock units that will vest on July 23, 2025, which will be convertible on a one-for-one basis into common stock on those dates. Also includes presently exercisable options to purchase 12,932 shares of common stock.

(15)

Exclusive of shares as to which beneficial ownership has been disclaimed, executive officers and directors of the Company, as a group, owned beneficially approximately 3.9% of Common Stock deemed outstanding on June 23, 2025.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and those who beneficially own more than ten percent of our common stock to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC. You can view these reports on the SEC’s website at www.sec.gov.

To our knowledge, based solely on a review of these reports and representations that no other reports were required during the year ended March 29, 2025, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that Mike Broderick filed one late Form 4 disclosing two transactions; Brian D’Ambrosia filed one late Form 4 disclosing two transactions; Maureen Mulholland filed one late Form 4 disclosing two transactions; Nicholas Hawryschuk filed one late Form 4 disclosing two transactions and one late Form 4 disclosing one transaction; Cindy Donovan filed one late Form 4 disclosing two transactions, one late Form 4 disclosing one transaction, and one late Form 3; and Mr. Fitzsimmons filed one late Form 3.

57

PROPOSAL NO. 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

While shareholder ratification of the Company’s independent public accountants is not required by our Certificate of Incorporation, bylaws or otherwise, the Audit Committee and management believe that it is desirable and a matter of good corporate practice for shareholders to ratify the Company’s selection of the independent public accountants. Therefore, the Audit Committee is requesting that shareholders approve the proposal to ratify the re-appointment of PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm for the Company for the fiscal year ending March 28, 2026.

The Audit Committee values the input of our shareholders. In the event that shareholders do not approve this proposal, the Audit Committee will consider that fact when it selects the independent public accountants for the following year. The Audit Committee may, in its discretion, replace PWC as the independent registered public accounting firm at a later date without shareholder approval.

We have engaged PWC as our independent public accountants since at least 1984. A representative of PWC will attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFYING THE APPOINTMENT OF PWC TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING MARCH 28, 2026.

Matters Relating to the Independent Registered Public Accounting Firm

Pre-Approval Policy

In addition to retaining PWC to audit our consolidated financial statements for Fiscal 2025, the Company retained PWC and other consulting firms to provide advisory, auditing, and consulting services in Fiscal 2025. The Company understands the need for PWC to maintain objectivity and independence in its audit of its financial statements. To minimize relationships that could appear to impair the objectivity of PWC, the Audit Committee has restricted the non-audit services that PWC may provide primarily to tax services and merger and acquisition due diligence services. The Audit Committee also determined that the Company would obtain non-audit services from PWC only when the services offered by PWC are at least as effective or economical as services available from other service providers.

The Audit Committee has also adopted policies and procedures for pre-approving all non-audit work performed by PWC. Specifically, the Audit Committee has pre-approved the use of PWC for the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; and reviews and procedures that the Company requests PWC to undertake to provide assurances on matters not required by laws or regulations. In each case, the Audit Committee requires management to report the specific engagements to the Audit Committee on a regular basis, and also obtain specific pre-approval on any engagement over $50,000.

Fees

Aggregate fees billed to the Company for services rendered by PWC for Fiscal 2025 and the fiscal year ended March 30, 2024 (“Fiscal 2024”) were:

	2025	2024

Audit Fees(1)	$984,480	$1,044,000

Audit-Related Fees(2)	200,000	3,150

Tax Fees(3)	—	—

All Other Fees(4)	—	—

Total Fees	$1,184,480	$1,047,150

(1)

“Audit Fees” are fees for professional services for the audit of the Company’s consolidated financial statements included in our Annual Report on Form 10-K and the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the Sarbanes-Oxley Section 404 internal control audit or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

58

(2)	“Audit-Related Fees” are fees related to assurance and related services that are traditionally performed by an external auditor.

(3)	“Tax Fees” are fees related to tax advice and tax planning.

(4)	“All Other Fees” are fees billed for any services not included in the first three categories, including services such as merger and acquisition due diligence.

Other than the fees reported above, PWC did not bill the Company for other services rendered during Fiscal 2025 and Fiscal 2024. The Audit Committee has considered whether the non-audit services provided by PWC are compatible with PWC maintaining its independence and has determined that they are compatible.

Audit Committee Report

Management is responsible for the Company’s internal controls and the financial reporting process. Our external auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to oversee the Company’s financial accounting and reporting processes, internal controls and the audit of the Company’s financial statements.

In this context, the Audit Committee has met and held discussions with management and the external auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the external auditors. The Audit Committee discussed with the external auditors matters required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), as amended.

The Company’s external auditors also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the external auditor’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the external auditors that firm’s independence.

Based on the Audit Committee’s discussion with management and the external auditors and the Audit Committee’s review of the representation of management and the report of the external auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 29, 2025, for filing with the SEC. The Audit Committee has also approved, subject to shareholder ratification, the re-appointment of PWC as the Company’s external auditors for the year ending March 28, 2026.

Audit Committee

Stephen C. McCluski, Chairman

Lindsay N. Hyde

Hope B. Woodhouse

59

OTHER IMPORTANT INFORMATION

Shareholder Proposals for the 2026 Annual Meeting

Any shareholder who intends to present a proposal at our 2026 Annual Meeting must deliver notice of the proposal to the Secretary of the Company at this address:

Monro, Inc.

295 Woodcliff Drive

Suite 202

Fairport, New York 14450

We must receive any shareholder proposals by the dates below for those proposals to be considered timely:

•	March 5, 2026 if the proposal is submitted for inclusion in the Company’s proxy materials for the 2025 Annual Meeting pursuant to Exchange Act Rule 14a-8; or

•

No earlier than February 12, 2026 and no later than April 13, 2026 assuming that the 2026 annual meeting of shareholders is held on August 11, 2026, if the proposal is submitted according to the requirements in our Certificate of Incorporation.

If less than 50 days’ notice or prior public disclosure is given of the date the 2026 Annual Meeting, shareholders may submit proposals so that they are received by the Company by the close of business on the tenth day following the notice of the date of the 2026 Annual Meeting. Shareholders may nominate candidates for our Board of Directors by the same deadlines as proposals for business to come before the 2026 Annual Meeting. For shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees, see the “Corporate Governance Practices and Policies — Nominating Process” section above.

Each notice of business or nomination must set forth the information required by the Certificate of Incorporation. Submitting a notice does not ensure that the proposal will be raised at our annual meeting of shareholders. The chair of the meeting has discretion to determine whether the notice of business or nomination was made according to the procedures provided in our Certificate of Incorporation and may determine to disregard the proposal or nominee. You may obtain additional information and a copy of the Certificate of Incorporation by submitting a written request to the Secretary of the Company at the address above.

Notice Regarding Delivery of Shareholder Documents

The SEC permits us to send a single set of annual disclosure documents to shareholders who share an address, unless you have instructed us otherwise. This “householding” process reduces the volume of duplicate information you receive and reduces our printing and mailing expenses. If you share an address with another shareholder and have received only one set of proxy materials, but you would prefer to continue receiving a separate set of proxy materials, you may request a separate copy of these materials at no cost to you by writing to the Secretary of the Company at 295 Woodcliff Drive, Suite 202, Fairport, New York 14450, or by calling 800-876-6676. Alternatively, if you are currently receiving multiple copies of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner (i.e., your shares are held in the name of a bank, broker or other holder of record), the bank, broker or other holder of record may deliver only one copy of the proxy materials to shareholders who have the same address unless the bank, broker or other holder of record has received contrary instructions from one or more of the shareholders. If you wish to receive a separate copy of the proxy materials, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate copy. Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials and wish to receive a single copy in the future should contact their bank, broker or other holder of record to request that only a single copy be delivered to all shareholders at the shared address in the future.

60

Notice Pursuant to Section 726(d) of the New York Business Corporation Law

As of August 1, 2024, the Company renewed its directors’ and officers’ primary and excess management and professional liability insurance through August 1, 2025 at a total annual cost of $445,372 in premiums. The primary policy is carried with Twin City Fire Insurance Company, a subsidiary of The Hartford Insurance Company. The first excess policy layer is carried with Travelers Insurance Company. The second excess policy layer is carried with Arch Insurance Company. The third excess policy layer is carried with Ace American Insurance Company, a subsidiary of Chubb. The policies cover all of the Company’s directors and executive officers.

Additional Information

Upon written request by any shareholder, we will furnish a copy of our Annual Report on Form 10-K for the fiscal year ended March 29, 2025, without charge, except that copies of any exhibit to that report will be furnished once the requesting shareholder has paid the Company’s reasonable expenses in furnishing the exhibit. Please direct any written requests to our principal executive offices at:

Monro, Inc.

295 Woodcliff Drive

Suite 202

Fairport, New York 14450

Attention: Secretary

Shareholders may also view our Annual Report on Form 10-K in the Investor Information subsection of the Corporate section of our website: https://corporate.monro.com/investors/financials/annual-reports/default.aspx.

By Order of the Board of Directors

/s/ Maureen E. Mulholland
Maureen E. Mulholland
Executive Vice President — Chief Legal Officer and Secretary

Fairport, New York

July 3, 2025

61

Exhibit A

FIRST AMENDMENT

TO THE

MONRO, INC.

AMENDED AND RESTATED

2007 STOCK INCENTIVE PLAN

The Monro, Inc. Amended and Restated 2007 Stock Incentive Plan (the “Plan”) is hereby amended as follows, effective August 12, 2025:

1. Section 2.2 of the Plan is hereby amended and restated in its entirety to provide as follows:

2.2 Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for Awards under the Plan is 7,116,620, as subject to adjustment pursuant to Article 11 hereof. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Awards may be granted under the Plan, any Option expires unexercised or Award is terminated, surrendered or canceled without being exercised in whole for any reason or the settlement of such Award in cash, the shares of Common Stock covered by such Award shall be available for subsequent Awards under the Plan upon such terms as the Committee may determine; provided, however, that shares of Common Stock subject to an Award shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to an Option and were not issued or delivered upon the net settlement or net exercise of such Option, (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding Award, or (z) shares repurchased by the Company on the open market with the proceeds of an Option exercise.

2. Section 2.4 of the Plan is hereby amended and restated in its entirety to provide as follows:

2.4. Minimum Vesting Requirements. Awards granted to employees and directors under the Plan on or after August 12, 2025 shall be subject to the minimum vesting period requirement specified for the Award in Section 5.1 or Section 6.1, as applicable, except that: (i) up to a maximum of five percent (5%) of the maximum number of shares of Common Stock that may be issued under the Plan pursuant to Section 2.2 may be issued pursuant to Awards granted under the Plan without regard for any minimum vesting period requirements set forth in Section 5.1 or Section 6.1; and (ii) continued employment or service for exercisability or vesting shall not be required as (A) the Committee may determine or permit otherwise in the event of death, disability, retirement or, subject to Section 9.2, in connection with a Change in Control (as hereinafter defined) (each such event, a “Defined Event”), and (B) may be required or otherwise be deemed advisable by the Committee in connection with substitute Awards granted pursuant to Section 2.3. No Award Agreement evidencing the terms of an Award may reduce or eliminate the minimum vesting period requirement set forth in the Plan.

3. The last sentence of Section 3.2 of the Plan is hereby amended and restated in its entirety to provide as follows:

Notwithstanding the foregoing, and except as otherwise provided by Article 12 hereof, neither the Board nor the Committee may amend the terms of outstanding Options to reduce the purchase price of such outstanding Options or to cancel such outstanding Options in exchange for cash, other Awards, or other Options with a purchase price that is less than the purchase price of the original Options, or take any other action with respect to Awards that would be treated as a repricing under the Nasdaq rules, regulations or listing standards, without stockholder approval.

4.  Section 5.1 of the Plan is hereby amended and restated in its entirety to provide as follows:

5.1 Grant of Options. Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting conditions, as the Committee shall from time to time determine; provided, however, that Options granted to employees and directors shall not vest for at least one year after the date of grant, except as (A) the Committee may determine or permit otherwise in the event of a Defined Event, or (B) may be required or otherwise be deemed advisable by the Committee in connection with substitute Awards granted pursuant to Section 2.3.

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5. Section 5.4 of the Plan is hereby amended and restated in its entirety to provide as follows:

5.4 Incentive Stock Options. In the case of Incentive Stock Options, the aggregate Market Price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and any subsidiary) shall not exceed $100,000. The maximum aggregate number of shares of Common Stock that may be issued under the Plan through Incentive Stock Options is 7,116,620. Any employee who disposes of shares acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option or (ii) within one year after the transfer of such shares to the employee, shall notify the Company of such disposition and of the amount realized upon such disposition. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Nonqualified Stock Options. In no event shall any member of the Committee, the Company or any of its subsidiaries (or their respective employees, officers or directors) have any liability to any employee (or any other person) due to the failure of an Option to qualify for any reason as an Incentive Stock Option.

6. Section 6.1 of the Plan is hereby amended and restated in its entirety to provide as follows:

6.1 Grant of Restricted Stock and Restricted Stock Units. Awards of Restricted Stock and Restricted Stock Units may be granted hereunder to employees or directors, either alone or in addition to Options granted under the Plan. Awards of Restricted Stock and Restricted Stock Units shall be subject to such vesting and other conditions as determined by the Committee; provided, however, that Awards of Restricted Stock and Restricted Stock Units granted to employees and directors shall not vest for at least one year after the date of grant, except as (A) the Committee may determine or permit otherwise in the event of a Defined Event, or (B) may be required or otherwise be deemed advisable by the Committee in connection with substitute Awards granted pursuant to Section 2.3.

7. Section 6.4 of the Plan is hereby amended and restated in its entirety to provide as follows:

6.4 Reserved.

8.  Section 9.2 of the Plan is hereby amended and restated in its entirety to provide as follows:

9.2 Change in Control. Notwithstanding any provisions of the Plan to the contrary, if there should be a Change in Control, the Company shall give each recipient of Awards written notice of such Change in Control as promptly as practicable prior to the effective date thereof, and (i) all of the Options held by employees or directors not currently exercisable shall become exercisable immediately prior to the effective date of such Change in Control, (ii) all restrictions with respect to time-vesting Restricted Stock and Restricted Stock Units held by employees or directors shall lapse, and (iii) all restrictions with respect to performance-vesting Restricted Stock and Restricted Stock Units held by employees or directors shall lapse on a pro rata basis based on the period of time the employee or director was employed by the Company during the performance period and achievement of the applicable performance objectives; provided, however, that, unless otherwise provided in a written agreement between the Company and an employee or director, (x) all or a portion of such Options shall not be exercisable to the extent that the accelerated exercisability would cause the employee or director to be subject to taxes under Section 4999 of the Code and (y) the restrictions on all or a portion of such time-vesting and performance-vesting Restricted Stock and Restricted Stock Units shall not lapse if such lapse of restrictions would cause the employee or director to be subject to taxes under Section 4999 of the Code. In addition, if there should be a Change in Control, the Committee may, in its sole discretion, provide for (i) the termination of an Option upon the consummation of the Change in Control, but only if the optionee has been permitted to exercise the Option in full for a period of not less than ten (10) days prior to the Change in Control, (ii) the payment of any amount (in cash or, in the discretion of the Committee, in the form of consideration paid to shareholders of the Company in connection with such Change in Control) in exchange for the cancellation of an Award which, in the case of an Option, may equal the excess, if any, of the Market Price of the shares of Common Stock subject to such Options over the aggregate purchase price of such Options, and/or (iii) issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder. “Change in Control” shall mean any of the following: (i) any person who is not an “affiliate” (as defined in Rule 12b-2 of the Act) of the Company as of the Effective Date becomes the beneficial owner, directly or indirectly, of 50% or more of the combined voting power of the then outstanding securities of the Company except pursuant to a public offering of

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securities of the Company; or (ii) the sale of the Company substantially as an entirety (whether by sale of stock, sale of assets, merger, consolidation, or otherwise) to a person who is not an affiliate of the Company as of the Effective Date. Notwithstanding the foregoing, in the event that an Award issued under the Plan is subject to Section 409A (as hereinafter defined), the definition of “Change in Control” for purposes of such Award shall, to the extent necessary to comply with Section 409A, be limited so as to satisfy the definition of a “change in the ownership of a corporation,” a “change in the effective control of a corporation” or a “change in the ownership of a substantial portion of a corporation’s assets” within the meaning of Section 409A.

*  *  *  *  *

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EXHIBIT B

MONRO MUFFLER BRAKE, INC.

AMENDED AND RESTATED

2007 STOCK INCENTIVE PLAN

(As Amended and Restated Effective August 15, 2017)

ARTICLE 1

ESTABLISHMENT AND PURPOSE

1.1 Establishment and Effective Date. Monro Muffler Brake, Inc., a New York corporation (the “Company”), originally established the Monro Muffler Brake, Inc. 2007 Stock Incentive Plan, effective as of June 29, 2007 (the “Effective Date”). The Monro Muffler Brake, Inc. 2007 Stock Incentive Plan was subsequently amended from time-to-time, and is hereby amended and restated effective as of August 15, 2017, subject to the approval of the Company’s stockholders (the “Plan”).

1.2 Purpose. The purpose of the Plan is to encourage and enable all eligible employees and directors (subject to such requirements as may be prescribed by the Compensation Committee (the “Committee”)) of the Company and its subsidiaries to acquire a proprietary interest in the Company through the ownership of the Company’s common stock, par value $.01 per share (“Common Stock”). Such ownership will provide such employees and directors with a more direct stake in the future welfare of the Company and encourage them to remain with the Company and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment or a directorship with the Company and its subsidiaries.

ARTICLE 2

AWARDS

2.1 Form of Awards. Awards under the Plan may be granted in the form of incentive stock options (“Incentive Stock Options”) meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options (“Nonqualified Stock Options”) that are not intended to qualify as incentive stock options under Section 422 of the Code (collectively, “Options”), shares of restricted Common Stock (“Restricted Stock”) or units evidencing the right to receive shares of Common Stock (or a cash payment equal to the fair market value of shares of Common Stock) at some future date (“Restricted Stock Units,” and, together with Restricted Stock and Options, “Awards”); provided, that Incentive Stock Options may only be granted to employees of the Company.

2.2 Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for Awards under the Plan is 5,001,620, as subject to adjustment pursuant to Article 11 hereof. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Awards may be granted under the Plan, any Option expires unexercised or Award is terminated, surrendered or canceled without being exercised in whole for any reason, the shares of Common Stock covered by such Award shall be available for subsequent Awards under the Plan upon such terms as the Committee may determine.

2.3 Substitute Awards. Awards granted in assumption of, or in substitution or exchange for, awards previously granted by a company acquired by the Company or any subsidiary with which the Company or any subsidiary combines shall not reduce the shares of Common Stock authorized for grant under the Plan or authorized for grant to an employee or director in any fiscal year. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors prior to such acquisition or combination.

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2.4 Minimum Vesting Requirements. Awards granted to employees under the Plan after August 15, 2017 shall be subject to the minimum vesting period requirement specified for the Award in Section 5.1 or Section 6.1, as applicable, except that: (i) up to a maximum of five percent (5%) of the maximum number of shares of Common Stock that may be issued under the Plan pursuant to Section 2.2 may be issued pursuant to Awards granted under the Plan without regard for any minimum vesting period requirements set forth in Section 5.1 or Section 6.1; and (ii) continued employment or service for exercisability or vesting shall not be required as (A) the Committee may determine or permit otherwise in the event of death, disability, retirement or, subject to Section 9.2, in connection with a Change in Control (as hereinafter defined) (each such event, a “Defined Event”), and (B) may be required or otherwise be deemed advisable by the Committee in connection with substitute Awards granted pursuant to Section 2.3. No Award Agreement evidencing the terms of an Award may reduce or eliminate the minimum vesting period requirement set forth in the Plan.

ARTICLE 3

ADMINISTRATION

3.1 Committee. Awards shall be determined, and the Plan shall be administered by, the Committee as appointed from time to time by the Board of Directors of the Company (the “Board”), which Committee or subcommittee thereof shall consist solely of two or more individuals who are each “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule thereto) (the “Exchange Act”), “outside directors” within the meaning of Section 162(m) of the Code (or any successor section thereto) and directors who meet the independence requirements of the Nasdaq listing standards.

3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Awards and to determine the purchase price of the Common Stock covered by each Award, the term of each Award, waive any terms or conditions of any Award (including, without limitation, accelerating or waiving any vesting conditions subject to an Award, but subject in all cases to the limitations provided by Section 2.4), the number of shares of Common Stock to be covered by each Award and any performance objectives or vesting conditions applicable to each Award; (ii) to designate Options as Incentive Stock Options or Nonqualified Stock Options; and (iii) to determine the employees or directors to whom, and the time or times at which, Awards shall be granted. Notwithstanding the foregoing, and except as otherwise provided by Article 12 hereof, neither the Board nor the Committee may amend the terms of outstanding Options to reduce the exercise price of such outstanding Options or to cancel such outstanding Options in exchange for cash or other Options with an exercise price that is less than the exercise price of the original Options, or take any other action with respect to Awards that would be treated as a repricing under the Nasdaq rules, regulations or listing standards, without stockholder approval.

3.3 Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable. The Committee may also delegate to the Chief Executive Officer of the Company the authority, subject to such terms as the Committee shall determine, to perform any and all functions as the Committee may determine. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

3.4 Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all employees and directors who have received Awards under the Plan and all other interested persons.

3.5 Liability; Indemnification. No member of the Committee, nor the Chief Executive Officer, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or Awards granted thereunder, and each member of the Committee, the Chief Executive Officer and each person to whom ministerial duties have been delegated shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company’s Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between such member, the Chief Executive Officer and the Company.

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ARTICLE 4

ELIGIBILITY

Awards may be granted to all employees and directors of the Company or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee), including officers of the Company; provided, however, that no employee or director may receive a grant of an Option to purchase more than 500,000 shares of Common Stock in the aggregate in any fiscal year of the Company. The aggregate grant date fair value of Awards granted to a non-employee director in any fiscal year, together with the total fees paid to the non-employee director in cash for services in such fiscal year, shall not exceed $500,000. In determining the employees and directors to whom Awards shall be granted and the number of shares to be covered by each Award, the Committee shall take into account the nature of the services rendered by such employees or directors, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its sole discretion shall deem relevant.

As used herein, the term “subsidiary” shall mean any present or future corporation, partnership or joint venture in which the Company owns, directly or indirectly, 40% or more of the economic interests. Notwithstanding the foregoing, only employees of the Company and any present or future corporation which is or may be a “subsidiary corporation” of the Company (as such term is defined in Section 424(f) of the Code) shall be eligible to receive Incentive Stock Options.

ARTICLE 5

STOCK OPTIONS

5.1 Grant of Options. Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting conditions, as the Committee shall from time to time determine; provided, however, that Options granted to employees shall not vest for at least one year after the date of grant, except as (A) the Committee may determine or permit otherwise in the event of a Defined Event, or (B) may be required or otherwise be deemed advisable by the Committee in connection with substitute Awards granted pursuant to Section 2.3.

5.2 Designation as Nonqualified Stock Option or Incentive Stock Option. In connection with any grant of Options, the Committee shall designate in the Award Agreement whether the Options granted shall be Incentive Stock Options or Nonqualified Stock Options, or in the case both are granted, the number of shares of each. All Options granted under the Plan are intended to be Nonqualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option.

5.3 Purchase Price. The purchase price per share under each Option shall be the Market Price (as hereinafter defined) of the Common Stock on the date the Option is granted. In no case, however, shall the purchase price per share of an Option be less than the par value of the Common Stock ($.01). In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or of a subsidiary (a “10% Stockholder”), the purchase price shall not be less than 110% of the Market Price of the Common Stock on the date of grant.

The “Market Price” of the Common Stock on a given date for purposes of the Plan shall be the closing price of the Common Stock on the Nasdaq Stock Market on such date or if the Nasdaq Stock Market is not open for trading on such date, on the next date when the Nasdaq Stock Market is open for trading, or such other value as determined by the Committee in accordance with applicable law.

5.4 Incentive Stock Options. In the case of Incentive Stock Options, the aggregate Market Price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and any subsidiary) shall not exceed $100,000. The maximum aggregate number of shares of Common Stock that may be issued under the Plan through Incentive Stock Options is 5,001,620. Any employee who disposes of shares acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option or (ii) within one year after the transfer of such shares to the employee, shall notify the Company of such disposition and of the amount realized upon such disposition. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Nonqualified Stock Options. In no event shall any member of the Committee, the Company or any of its subsidiaries

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(or their respective employees, officers or directors) have any liability to any employee (or any other person) due to the failure of an Option to qualify for any reason as an Incentive Stock Option.

5.5 Limitation on Time of Grant. No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the date the Plan was last approved by the stockholders of the Company.

5.6 Exercise and Payment. Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable. The exercise date of an Option shall be the later of the date a notice of exercise is received by the Company or, if applicable, the date payment is received by the Company. The purchase price for the shares of Common Stock as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the optionee, subject to the terms and conditions established by the Committee (i) in cash or its equivalent (e.g., by check), (ii) by tendering, either by actual delivery of shares or by attestation, shares of Common Stock having a fair market value equal to the aggregate purchase price for the shares of Common Stock being purchased, (iii) by directing the Company to withhold shares of Common Stock issuable pursuant to the exercise of the Option with a fair market value sufficient to pay the aggregate purchase price, (iv) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate purchase price for the shares being purchased, (v) by such other method approved by the Committee or (vi) by any combination of the foregoing methods.

5.7 Term. The term of each Option granted under the Plan shall be determined by the Committee; provided, however, that, notwithstanding any other provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten (10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.

5.8 Rights as a Stockholder. An optionee shall have no rights as a stockholder with respect to any shares of Common Stock issuable or transferable upon exercise of his or her Options until the date a book-entry registration is made or a stock certificate is issued to such optionee representing such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date book-entry registration is entered or such stock certificate is issued. No dividends or dividend equivalents shall be paid or accrued with respect to any Options.

5.9 General Restrictions. Each Option granted under the Plan shall be subject to the requirement that, at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares of Common Stock issuable or transferable upon exercise of an Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an Option or the issue, transfer, or purchase of shares of Common Stock thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

ARTICLE 6

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

6.1 Grant of Restricted Stock and Restricted Stock Units. Awards of Restricted Stock and Restricted Stock Units may be granted hereunder to employees or directors, either alone or in addition to Options granted under the Plan. Awards of Restricted Stock and Restricted Stock Units shall be subject to such vesting and other conditions as determined by the Committee; provided, however, that Awards of Restricted Stock and Restricted Stock Units granted to employees shall not vest for at least one year after the date of grant, except as (A) the Committee may determine or permit otherwise in the event of a Defined Event, or (B) may be required or otherwise be deemed advisable by the Committee in connection with substitute Awards granted pursuant to Section 2.3.

6.2 Rights as a Stockholder.

(i) Awards of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote the Restricted Stock). Dividends payable on Awards of Restricted Stock (if any) shall be paid in such form and manner, and at such times, as the Committee shall determine; provided, however, that any dividends with respect to the Award of Restricted Stock shall be withheld and accrued by the Company for the employee’s or director’s account, and distributed to the employee or director in cash or, at the discretion of the Committee, in shares of Common Stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on the Restricted Stock and, if such Restricted Stock is forfeited, the employee shall have no right to the dividends accrued or withheld on such Restricted Stock.

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(ii) Awards of Restricted Stock Units shall be subject to such restrictions as the Committee may impose, but in no event shall Restricted Stock Units possess voting rights. Dividend equivalents payable on Restricted Stock Units (if any) shall be paid in such form and manner, and at such times, as the Committee shall determine; provided, however, that any dividend equivalents with respect to the Restricted Stock Units shall be withheld and accrued by the Company and credited to the employee’s or director’s account, and distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a fair market value equal to the amount of such dividend equivalents, if applicable, to the employee or director upon settlement of such Restricted Stock Units and, if such Restricted Stock Units are forfeited, the employee or director shall have no right to such dividend equivalents accrued or withheld on the forfeited Restricted Stock Units.

6.3 Issuance of Shares.

(i) Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Any such certificate or certificates shall be registered in the name of the employee or director and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

(ii) No shares of Common Stock shall be issued at the time Restricted Stock Units are granted. At the time of payment of a Restricted Stock Unit in shares of Common Stock, a stock certificate or certificates, without restrictive legend, representing the underlying shares of Common Stock shall be issued and delivered to the holder of the Restricted Stock Units, or a book-entry registration of such shares of Common Stock shall be entered.

6.4 Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Awards of Restricted Stock or Restricted Stock Units granted under this Article 6 may be granted in a manner which is deductible by the Company under Section 162(m) of the Code (“Performance-Based Awards”). A Performance-Based Award shall vest based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than ninety (90) days after the commencement of the performance period to which the performance goals relate or, if less, the number of days which is equal to 25% of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital and (xviii) return on assets. The foregoing criteria may relate to the Company, one or more of its subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code, the performance goals may be calculated without regard to reported unusual or infrequently occurring items. The maximum number of shares of Common Stock payable during a given calendar year pursuant to a Performance-Based Award shall be 500,000 shares of Common Stock. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Award and, if they have, the Committee shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will vest for such performance period until such certification is made by the Committee.

6.5 Effect of Termination of Employment or Service. Except as expressly determined by the Committee in its sole discretion, the unvested portion of an employee’s or director’s Restricted Stock or Restricted Stock Units shall terminate upon the employee’s or director’s termination of employment or service with the Company or a subsidiary for any reason. Notwithstanding the foregoing, in the event of the death of a recipient of Restricted Stock or Restricted Stock Units while an employee or director of the Company or any subsidiary, the unvested portion of the Restricted Stock or Restricted Stock Units shall become fully vested.

ARTICLE 7

NONTRANSFERABILITY OF AWARDS

Except as otherwise permitted by the Committee, no Award may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent

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and distribution, and no Award shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award not specifically permitted herein shall be null and void and without effect. An Option may only be exercised during his or her lifetime by the recipient, or following his or her death pursuant to Section 8.3 hereof.

ARTICLE 8

EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON OPTIONS

8.1 General Rule. Except as expressly determined by the Committee in its sole discretion or as set forth in this Article 8, (i) the unvested portion of an Option shall terminate upon the optionee’s termination of employment or service with the Company or a subsidiary for any reason and (ii) the vested portion of an Option shall not be exercisable after thirty (30) days following the optionee’s termination of employment or service with the Company or a subsidiary, or if earlier, after the Option’s original expiration date.

Options shall not be affected by any change of employment so long as the optionee continues to be employed by either the Company or a subsidiary. An Option shall be forfeited upon an employee’s termination of employment or a director’s termination of service if the employee or director was terminated for one (or more) of the following reasons: (i) the conviction, or plea of guilty or nolo contendere to the commission of a felony; (ii) the commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company or a subsidiary; (iii) an act of dishonesty resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Company or a subsidiary; or (iv) any breach of the employee’s or director’s fiduciary duties to the Company. It shall be within the sole discretion of the Committee to determine whether the termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

8.2 Disability or Retirement. Except as expressly provided otherwise in the Award Agreement relating to any Option granted under the Plan, in the event of the Disability or Retirement of an optionee, the Options which are held by such optionee on the date of such Disability or Retirement, to the extent exercisable on the date of Disability or Retirement, shall be exercisable for up to one (1) year following such Disability or Retirement, but no later than the Option’s original expiration date.

“Disability” shall mean any termination of employment or service with the Company or a subsidiary because of “permanent and total disability” as such term is defined in Section 22(e) of the Code. Notwithstanding the foregoing, in the event that an Award issued under the Plan is subject to Section 409A (as hereinafter defined), the definition of “Disability” for purposes of such Award shall, to the extent necessary to comply with Section 409A, be limited so as to satisfy the definition of “disability” under Section 409A.

“Retirement” shall mean a termination of employment or service with the Company or a subsidiary either: (i) on a voluntary basis by an optionee who, if a non-employee director, is at least sixty-five (65) years of age, or if an employee, is at least fifty-five (55) years of age and has at least ten (10) years of service with the Company or a subsidiary; or (ii) otherwise with the written consent of the Committee in its sole discretion. The decision of the Committee with respect to a determination regarding Disability or Retirement shall be final and conclusive.

8.3 Death. In the event of the death of an optionee while an employee or director of the Company or any subsidiary, Options which are held by such employee or director at the date of death, whether or not otherwise exercisable on the date of death, shall be exercisable by the beneficiary designated by the employee or director for such purpose (the “Designated Beneficiary”) or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the employee or director, by the employee’s or director’s personal representatives, heirs or legatees, at any time within one (1) year from the date of death, but no later than the Option’s original expiration date, if earlier, at which time such Options shall terminate.

In the event of the death of an optionee following a termination of employment or service due to Retirement or Disability, if such death occurs before the Options are exercised, the Options which are held by such optionee on the date of termination of employment or service, to the extent exercisable on such date shall be exercisable by such optionee’s Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such optionee, by such optionee’s personal representatives, heirs or legatees, to the same extent such Options were exercisable by the optionee following such termination of employment or service.

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ARTICLE 9

LEAVE OF ABSENCE, CHANGE IN CONTROL

9.1 Leave of Absence. In the case of an employee on an approved leave of absence, the Awards of such employee shall not be affected unless such leave is longer than three (3) months. The date of exercisability of any Options of an employee which are unexercisable or the date of vesting of Restricted Stock and Restricted Stock Units of an employee at the beginning of an approved leave of absence lasting longer than three (3) months shall be postponed for a period equal to the length of such leave of absence. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive in writing any such postponement of the date of exercisability of any Options or the vesting of Restricted Stock and Restricted Stock Units due to a leave of absence.

9.2 Change in Control. Notwithstanding any provisions of the Plan to the contrary, if there should be a Change in Control (i) the Company shall give each recipient of Awards written notice of such Change in Control as promptly as practicable prior to the effective date thereof, and (ii) all of the Options held by employees or directors not currently exercisable shall become exercisable immediately prior to the effective date of such Change in Control and all restrictions with respect to Restricted Stock and Restricted Stock Units shall lapse; provided, however, that, unless otherwise provided in a written agreement between the Company and an employee or director, (x) all or a portion of such Options shall not be exercisable to the extent that the accelerated exercisability would cause the employee or director to be subject to taxes under Section 4999 of the Code and (y) the restrictions on all or a portion of such Restricted Stock and Restricted Stock Units shall not lapse if such lapse of restrictions would cause the employee or director to be subject to taxes under Section 4999 of the Code. In addition, if there should be a Change in Control, the Committee may, in its sole discretion, provide for (i) the termination of an Option upon the consummation of the Change in Control, but only if the optionee has been permitted to exercise the Option in full for a period of not less than ten (10) days prior to the Change in Control, (ii) the payment of any amount (in cash or, in the discretion of the Committee, in the form of consideration paid to shareholders of the Company in connection with such Change in Control) in exchange for the cancellation of an Award which, in the case of an Option, may equal the excess, if any, of the Market Price of the shares of Common Stock subject to such Options over the aggregate purchase price of such Options, and/or (iii) issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder. “Change in Control” shall mean any of the following: (i) any person who is not an “affiliate” (as defined in Rule 12b-2 of the Act) of the Company as of the Effective Date becomes the beneficial owner, directly or indirectly, of 50% or more of the combined voting power of the then outstanding securities of the Company except pursuant to a public offering of securities of the Company; or (ii) the sale of the Company substantially as an entirety (whether by sale of stock, sale of assets, merger, consolidation, or otherwise) to a person who is not an affiliate of the Company as of the Effective Date. Notwithstanding the foregoing, in the event that an Award issued under the Plan is subject to Section 409A (as hereinafter defined), the definition of “Change in Control” for purposes of such Award shall, to the extent necessary to comply with Section 409A, be limited so as to satisfy the definition of a “change in the ownership of a corporation,” a “change in the effective control of a corporation” or a “change in the ownership of a substantial portion of a corporation’s assets” within the meaning of Section 409A.

ARTICLE 10

CLAWBACK AND RECOUPMENT

Notwithstanding anything in the Plan or in any Award Agreement to the contrary, in order to comply with Section 10D of the Exchange Act, and any regulations promulgated, or national securities exchange listing conditions adopted, with respect thereto (collectively, the “Clawback Requirements”), the Company will be entitled to recoup compensation of whatever kind paid under the Plan and any Award Agreement at any time, in accordance with the Clawback Requirements and any policy adopted by the Company pursuant to the Clawback Requirements.

ARTICLE 11

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

In the event of any change in the outstanding shares of Common Stock after the Effective Date by reason of any share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or transaction or exchange of shares or other corporate exchange, or any distribution to shareholders of shares other than regular cash dividends or any transaction similar to the foregoing, to prevent dilution or enlargement of an employee’s or a director’s rights under an Award, the Committee without liability to any person shall make such substitution or adjustment, as to (i) the number or kind of shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to

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outstanding Awards, (ii) the purchase price of outstanding Options and/or (iii) any other affected terms of such Awards, as the Committee, in its sole discretion, deems equitable or appropriate.

ARTICLE 12

AMENDMENT AND TERMINATION

The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to employees and directors under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Company’s stockholders, except that any such increase or modification that may result from adjustments authorized by Article 11 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the employee or director to whom an Award shall theretofore have been granted, adversely affect the rights of such employee or director under such Award.

ARTICLE 13

WRITTEN AGREEMENT

Each Award shall be evidenced by a written agreement (an “Award Agreement”) containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

ARTICLE 14

MISCELLANEOUS PROVISIONS

14.1 Tax Withholding. The Company shall have the right to require employees or their Designated Beneficiaries, personal representatives, heirs or legatees to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, or to deduct from payments under the Plan amounts sufficient to satisfy all withholding tax requirements. The Committee may, in its sole discretion, permit an employee to satisfy his or her minimum statutory tax withholding obligation (or such higher amount that would not have an adverse accounting effect), subject to the terms and conditions established by the Committee, by: (i) surrendering shares of Common Stock owned by the employee having a fair market value equal to the amount of such taxes; (ii) directing the Company to withhold shares of Common Stock otherwise issuable to the employee pursuant to the exercise or payment of an Award in shares of Common Stock having a fair market value equal to the amount of such taxes; (iii) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the amount of such taxes; (iv) such other method approved by the Committee or (v) any combination of the foregoing methods. Shares of Common Stock surrendered under (i) above shall be valued at their fair market value as of the date the shares are received by the Company; and shares of Common Stock withheld under (ii) above shall be valued at their fair market value as of the date on which income is required to be recognized for income tax purposes.

14.2 Successor. The obligations of the Company under the Plan shall be binding upon any successor company or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor company or organization succeeding to all or substantially all of the assets and business of the Company.

14.3 General Creditor Status. Employees and directors shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any employee, director or Designated Beneficiary, personal representative, heir or legatee of such employee or director. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made under the Plan shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

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14.4 No Right to Employment/Service or Awards. Nothing in the Plan or in any Award Agreement, nor the grant of any Award, shall confer upon any employee or director any right to continue in the employ or service of the Company or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or interfere with or limit the right of the Company or a subsidiary to modify the terms of or terminate such employee’s employment or director’s service at any time. No employee or director or other person shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of employees and/or directors, or Designated Beneficiaries, personal representatives, heirs or legatees of such employees or directors. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each employee and/or director (whether or not such employees or directors are similarly situated).

14.5 Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if personally delivered to the employee or director or sent by regular mail addressed: (i) to the employee or director at the employee’s or director’s address as set forth in the books and records of the Company or its subsidiaries; or (ii) to the Company or the Committee at the principal office of the Company clearly marked “Attention: Compensation Committee.”

14.6 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.7 Governing Law. The Plan and the Award Agreements shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

14.8 Electronic Delivery and Signatures. Any reference in the Plan or an Award Agreement to a written document includes without limitation any document delivered electronically or posted on the Company’s or a subsidiary’s intranet or other shared electronic medium controlled by the Company, a subsidiary or any agent of the Company or a subsidiary. The Committee and any employee or director may use facsimile and PDF signatures in signing any written agreement, in exercising any Option, or in any other written document in connection with the Plan’s administration. The Committee and each employee and director are bound by facsimile and PDF signatures, and acknowledge that the other party relies on facsimile and PDF signatures.

14.9 Section 409A. The Awards granted under the Plan are intended to comply with or be exempt from the requirements of Section 409A of the Code, and the official guidance issued thereunder (collectively, “Section 409A”), and the Plan and any Award Agreement will be interpreted in a manner consistent with that intent. References to an employee’s or director’s “termination of employment,” “termination of service” and similar terms used in the Plan or an Award mean, to the extent necessary to comply with or be exempt from the requirements of Section 409A, the date that the employee or director first incurs a “separation from service” within the meaning of Section 409A. Notwithstanding anything in the Plan to the contrary, if at the time of an employee’s or director’s separation from service, the employee or director is a “specified employee” for purposes of Section 409A, and the payment of an Award as a result of such separation from service is required to be delayed by six months pursuant to Section 409A, then the Company will make such payment on the date that is the first day of the seventh month following the employee’s or director’s separation from service. Notwithstanding the foregoing, the Company and its subsidiaries make no representations that the Awards or the grant, vesting or payment thereof provided under the Plan or any Award Agreement comply with or are exempt from Section 409A, and in no event shall the Company or its subsidiaries be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by an employee or director on account of non-compliance with Section 409A.

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MONRO, INC. ATTN: BRIAN D’AMBROSIA 295 WOODCLIFF DRIVE, SUITE 202 FAIRPORT, NY 14450

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on August 11, 2025 for shares held directly and by 11:59 p.m. Eastern Time on August 7, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MNRO2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on August 11, 2025 for shares held directly and by 11:59 p.m. Eastern Time on August 7, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	V76144-P35212	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MONRO, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all of the nominees for directors.
1.	Elect eight directors to the Board of Directors to serve until their successors are duly elected and qualified at the 2026 annual meeting of shareholders; Nominees:		☐	☐	☐

	01) John L. Auerbach	05) Robert E. Mellor

	02) Lindsay N. Hyde	06) Thomas B. Okray

	03) Leah C. Johnson	07) Peter J. Solomon

	04) Stephen C. McCluski	08) Hope B. Woodhouse
The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain

2.	Approve an amendment to the Company’s Amended and Restated 2007 Stock Incentive Plan to increase the number of shares available for issuance;						☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain

3.	Approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers;						☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain

4.	Ratify the re-appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 28, 2026; and						☐	☐	☐

5.	Consider such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners) Date

ANNUAL MEETING OF SHAREHOLDERS OF

MONRO, INC.

August 12, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON AUGUST 12, 2025:

The Notice, Proxy Statement and the 2025 Annual Report are available at www.proxyvote.com.

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V76145-P35212

MONRO, INC.

Annual Meeting of Shareholders

August 12, 2025 10:00 AM Eastern Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Maureen E. Mulholland and Brian J. D’Ambrosia, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MONRO, INC. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held solely by means of electronic communication at 10:00 AM, ET on August 12, 2025, via the virtual meeting at www.virtualshareholdermeeting.com/MNRO2025, and at any adjournment or postponement thereof, on the matters specified and on any other matters that may be properly brought before the meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued and to be signed on reverse side)